UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04257

DWS Variable Series I
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
18 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
22 Notes to Financial Statements
30 Report of Independent Registered Public Accounting Firm
31 Information About Your Fund's Expenses
32 Tax Information
33 Proxy Voting
34 Investment Management Agreement Approval
38 Summary of Management Fee Evaluation by Independent Fee Consultant
40 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,777	$12,163	$11,143	$13,808
	Average annual total return	7.77%	6.75%	2.19%	3.28%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,422	$11,974	$13,349	$16,575
	Average annual total return	4.22%	6.19%	5.95%	5.18%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

During the 12-month period ended December 31, 2012, Class A shares of the Fund provided a total return of 7.77% (unadjusted for contract charges), compared with the 4.22% return of its benchmark, the Barclays U.S. Aggregate Bond Index.1

The U.S. Federal Reserve Board (the Fed) continued to maintain its benchmark short-term rate at near-zero levels during this period, and to engage in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth. Longer-term U.S. Treasury yields bounced around for most of the period in response to mixed growth signals and sputtering progress on dealing with Europe's debt crisis. Late in the period, fixed-income markets were focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. The net result was that yields finished the period in the same historically low range in which they started. Credit-sensitive sectors generally provided strong returns over most of the period as bonds that trade at a yield advantage vs. U.S. Treasuries were sought by investors.

The portfolio's strong performance vs. the benchmark was driven principally by exposure to more credit-sensitive fixed-income sectors. Our significant weighting of investment-grade corporate bonds at the expense of U.S. Treasury securities was a positive contributor to returns during the year. In addition, our out-of-benchmark exposure to high-yield corporate and emerging-markets holdings outperformed the benchmark by wide margins over the year. We remain comfortable with our overall emphasis on earning the higher yields available in credit sectors. Corporate fundamentals are strong, as reflected in low leverage and significant cash on balance sheets. In addition, interest rates are low and corporate debt markets are liquid, easing refinancing. That said, mixed economic data and political uncertainty in the United States continue to warrant a degree of caution. We are attracted to the incremental yield and diversification benefits offered by emerging-markets debt and are continuing to look for opportunities to add to that position.2 We are maintaining a strong focus on quality and liquidity as we select individual securities within each sector.

William Chepolis, CFA

John D. Ryan

Eric S. Meyer, CFA

Gary Russell, CFA

Ohn Choe, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Diversification neither assures a profit nor guarantees against loss.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Total Net Assets)	12/31/12	12/31/11

Corporate Bonds	35%	28%
Mortgage-Backed Securities Pass-Throughs	34%	42%
Government & Agency Obligations	22%	38%
Municipal Bonds and Notes	6%	7%
Commercial Mortgage-Backed Securities	5%	7%
Collateralized Mortgage Obligations	5%	4%
Loan Participations and Assignments	1%	—
Asset-Backed	1%	3%
Cash Equivalents and other Assets and Liabilities, net	-9%	-29%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

AAA	53%	64%
AA	7%	5%
A	8%	7%
BBB	18%	15%
BB or Below	11%	7%
Not Rated	3%	2%
	100%	100%

Interest Rate Sensitivity	12/31/12	12/31/11

Effective Maturity	7.9 years	6.9 years
Effective Duration	4.9 years	4.9 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 35.4%
Consumer Discretionary 3.4%
313 Group, Inc., 144A, 6.375%, 12/1/2019		20,000	19,825
AMC Entertainment, Inc., 8.75%, 6/1/2019		170,000	188,275
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		330,000	328,852
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		275,000	272,937
CCO Holdings LLC, 6.5%, 4/30/2021		410,000	442,287
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		25,000	24,938
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		120,000	124,950
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		15,000	15,413
Series B, 144A, 6.5%, 11/15/2022		35,000	36,312
Series B, 7.625%, 3/15/2020		110,000	110,825
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		230,000	237,189
DIRECTV Holdings LLC, 2.4%, 3/15/2017		1,050,000	1,075,533
DISH DBS Corp., 7.875%, 9/1/2019		135,000	159,975
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		40,000	40,900
Hertz Corp., 6.75%, 4/15/2019		110,000	120,037
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		25,000	25,219
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		300,000	327,000
Lowe's Companies, Inc., 1.625%, 4/15/2017		750,000	767,485
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		630,000	671,497
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		15,000	15,263
Mediacom LLC, 9.125%, 8/15/2019		130,000	143,975
MGM Resorts International:
6.625%, 12/15/2021		60,000	60,000
144A, 6.75%, 10/1/2020		15,000	15,319
144A, 8.625%, 2/1/2019		155,000	172,825
NBCUniversal Media LLC, 5.15%, 4/30/2020		500,000	592,727
Norcraft Companies LP, 10.5%, 12/15/2015		100,000	100,750
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		40,000	41,200
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		10,000	10,275
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		20,000	21,075
		Principal Amount ($)(a)	Value ($)

Royal Caribbean Cruises Ltd., 5.25%, 11/15/2022		15,000	15,863
Sotheby's, 144A, 5.25%, 10/1/2022		20,000	20,200
Unitymedia Hessen GmbH & Co., KG, 144A, 7.5%, 3/15/2019	EUR	165,000	237,938
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	50,000	73,884
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		20,000	21,600
			6,532,343
Consumer Staples 0.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		500,000	492,500
ConAgra Foods, Inc., 3.25%, 9/15/2022		350,000	351,554
Del Monte Corp., 7.625%, 2/15/2019		40,000	41,700
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		170,000	180,200
Kroger Co., 6.9%, 4/15/2038		100,000	128,907
Pilgrim's Pride Corp., 7.875%, 12/15/2018		170,000	172,338
Smithfield Foods, Inc., 6.625%, 8/15/2022		40,000	44,200
Tops Holding Corp., 144A, 8.875%, 12/15/2017		10,000	10,375
			1,421,774
Energy 3.4%
Access Midstream Partners LP, 4.875%, 5/15/2023		25,000	25,375
BreitBurn Energy Partners LP, 144A, 7.875%, 4/15/2022		20,000	20,750
Cenovus Energy, Inc., 3.0%, 8/15/2022		280,000	285,970
Chaparral Energy, Inc., 144A, 7.625%, 11/15/2022		25,000	26,000
Continental Resources, Inc., 5.0%, 9/15/2022		15,000	16,163
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		760,000	1,005,347
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		50,000	51,000
Enterprise Products Operating LLC, 6.125%, 10/15/2039		460,000	555,723
EP Energy LLC, 7.75%, 9/1/2022		40,000	42,400
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK)		40,000	39,650
FMC Technologies, Inc., 3.45%, 10/1/2022		300,000	306,193
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		25,000	27,000
Linn Energy LLC, 144A, 6.25%, 11/1/2019		225,000	226,125
MEG Energy Corp., 144A, 6.375%, 1/30/2023		65,000	67,762
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		25,000	26,563
Oasis Petroleum, Inc., 6.5%, 11/1/2021		115,000	122,187
		Principal Amount ($)(a)	Value ($)

Offshore Group Investment Ltd., 144A, 7.5%, 11/1/2019		60,000	60,600
ONEOK Partners LP, 6.15%, 10/1/2016		878,000	1,022,050
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044		500,000	550,000
Plains Exploration & Production Co.:
6.75%, 2/1/2022		25,000	28,063
6.875%, 2/15/2023		50,000	57,125
PT Pertamina Persero, 144A, 5.25%, 5/23/2021		1,000,000	1,115,000
Quicksilver Resources, Inc., 11.75%, 1/1/2016		110,000	108,625
SandRidge Energy, Inc., 7.5%, 3/15/2021		50,000	53,500
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		30,000	30,750
Swift Energy Co., 144A, 7.875%, 3/1/2022		25,000	26,125
Tesoro Corp.:
4.25%, 10/1/2017		20,000	20,700
5.375%, 10/1/2022		15,000	15,975
Transocean, Inc., 3.8%, 10/15/2022		555,000	568,837
			6,501,558
Financials 14.2%
Akbank TAS, 144A, 5.0%, 10/24/2022		250,000	263,972
Ally Financial, Inc., 6.25%, 12/1/2017		230,000	254,660
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		20,000	20,600
American International Group, Inc., 4.875%, 6/1/2022		400,000	456,648
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022 (b)		750,000	783,561
Banco Bradesco SA, 144A, 5.9%, 1/16/2021		500,000	545,000
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		250,000	275,625
Bancolombia SA, 5.125%, 9/11/2022		500,000	520,000
Bangkok Bank PCL, 144A, 3.875%, 9/27/2022		250,000	257,750
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		1,090,000	1,088,637
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		250,000	281,250
BNP Paribas SA, 2.375%, 9/14/2017		740,000	750,617
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		45,000	45,000
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		250,000	263,125
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		25,000	25,000
CIT Group, Inc., 4.25%, 8/15/2017		410,000	422,194
CNA Financial Corp., 5.75%, 8/15/2021		1,001,000	1,174,080
		Principal Amount ($)(a)	Value ($)

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		525,000	537,618
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	562,500
E*TRADE Financial Corp.:
6.375%, 11/15/2019		60,000	61,500
6.75%, 6/1/2016		310,000	326,275
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		485,000	498,301
4.25%, 9/20/2022		310,000	327,789
7.0%, 4/15/2015		925,000	1,031,410
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.875%, 1/31/2022		15,000	16,275
Fresenius Medical Care U.S. Finance, Inc., 6.875%, 7/15/2017		250,000	285,000
General Electric Capital Corp., 2.9%, 1/9/2017		1,805,000	1,908,502
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		250,000	291,167
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		110,000	111,925
8.875%, 2/1/2018		205,000	210,638
ING Bank NV, 144A, 2.0%, 9/25/2015		1,310,000	1,319,694
International Lease Finance Corp.:
6.25%, 5/15/2019		10,000	10,650
8.75%, 3/15/2017		185,000	213,675
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,100,000	1,169,898
Level 3 Financing, Inc., 144A, 7.0%, 6/1/2020		240,000	250,800
Lukoil International Finance BV, 144A, 6.125%, 11/9/2020		500,000	578,125
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	545,943
Mizuho Corporate Bank Ltd., 144A, 2.95%, 10/17/2022		1,000,000	987,724
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		410,000	437,433
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		235,000	249,100
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		15,000	14,925
Nordea Bank AB, 144A, 4.25%, 9/21/2022 (b)		555,000	571,646
Odebrecht Finance Ltd., 144A, 7.125%, 6/26/2042		250,000	290,000
PNC Bank NA, 6.875%, 4/1/2018		200,000	249,821
PPL Capital Funding, Inc., 3.5%, 12/1/2022		420,000	427,517
Principal Financial Group, Inc., 3.3%, 9/15/2022		605,000	613,730
Qtel International Finance Ltd., 144A, 3.25%, 2/21/2023		750,000	749,250
RBS Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022		550,000	561,247
		Principal Amount ($)(a)	Value ($)

Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		40,000	41,300
7.125%, 4/15/2019		400,000	430,000
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		335,000	371,850
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		20,000	20,000
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		15,000	14,925
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		880,000	1,045,627
Toll Brothers Finance Corp., 8.91%, 10/15/2017		200,000	252,534
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		25,000	25,250
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		1,000,000	1,075,000
Turkiye Vakiflar Bankasi Tao, 144A, 6.0%, 11/1/2022		250,000	257,626
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		150,000	160,688
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021		10,000	10,550
Xstrata Finance Canada Ltd., 144A, 4.0%, 10/25/2022		520,000	525,621
			27,068,768
Health Care 1.7%
Agilent Technologies, Inc., 3.2%, 10/1/2022		300,000	303,531
Amgen, Inc., 5.15%, 11/15/2041		520,000	585,190
Biomet, Inc.:
144A, 6.5%, 8/1/2020		35,000	37,187
144A, 6.5%, 10/1/2020		10,000	9,938
Community Health Systems, Inc., 7.125%, 7/15/2020		185,000	197,487
Gilead Sciences, Inc., 4.4%, 12/1/2021		390,000	444,586
HCA, Inc.:
6.5%, 2/15/2020		350,000	393,750
7.5%, 2/15/2022		285,000	326,325
IMS Health, Inc., 144A, 6.0%, 11/1/2020		25,000	26,187
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		265,000	281,024
McKesson Corp., 4.75%, 3/1/2021		475,000	551,693
Mylan, Inc., 144A, 7.875%, 7/15/2020		10,000	11,818
Tenet Healthcare Corp., 6.25%, 11/1/2018		90,000	98,775
			3,267,491
Industrials 2.3%
Accuride Corp., 9.5%, 8/1/2018		10,000	9,650
ADT Corp., 144A, 3.5%, 7/15/2022		455,000	442,529
BE Aerospace, Inc., 6.875%, 10/1/2020		80,000	89,000
Belden, Inc., 144A, 5.5%, 9/1/2022		35,000	35,963
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		260,000	267,150
Clean Harbors, Inc., 144A, 5.125%, 6/1/2021		25,000	25,875
		Principal Amount ($)(a)	Value ($)

CSX Corp., 6.15%, 5/1/2037		650,000	821,760
FTI Consulting, Inc., 144A, 6.0%, 11/15/2022		20,000	20,700
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		220,000	239,250
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		40,000	40,800
Masco Corp., 6.125%, 10/3/2016		800,000	883,634
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		25,000	24,938
Owens Corning, Inc., 4.2%, 12/15/2022		190,000	193,227
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		15,000	15,975
TransDigm, Inc., 7.75%, 12/15/2018		35,000	38,719
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		500,000	503,125
United Rentals North America, Inc.:
144A, 5.75%, 7/15/2018		35,000	37,712
6.125%, 6/15/2023		10,000	10,550
144A, 7.625%, 4/15/2022		125,000	139,687
Voto-Votorantim Ltd., 144A, 6.75%, 4/5/2021		500,000	586,250
			4,426,494
Information Technology 1.6%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		25,000	25,375
CDW LLC, 8.5%, 4/1/2019		240,000	259,800
CyrusOne LP, 144A, 6.375%, 11/15/2022		10,000	10,425
Equinix, Inc., 7.0%, 7/15/2021		210,000	233,100
First Data Corp.:
144A, 6.75%, 11/1/2020		155,000	156,550
144A, 7.375%, 6/15/2019		285,000	294,975
Fiserv, Inc., 3.5%, 10/1/2022		715,000	727,968
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		190,000	207,575
Hewlett-Packard Co., 3.3%, 12/9/2016		715,000	727,791
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		25,000	27,562
7.625%, 6/15/2021		75,000	85,312
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		20,000	19,900
SunGard Data Systems, Inc., 144A, 6.625%, 11/1/2019		25,000	25,563
Xerox Corp., 2.95%, 3/15/2017		284,000	291,391
			3,093,287
Materials 2.8%
Alpek SA de CV, 144A, 4.5%, 11/20/2022		250,000	260,625
ArcelorMittal, 6.125%, 6/1/2018 (b)		1,000,000	1,013,500
Corporacion Nacional del Cobre de Chile, 144A, 3.0%, 7/17/2022		500,000	505,553
Evraz Group SA, 144A, 7.4%, 4/24/2017		250,000	263,750
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017		565,000	576,300
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		790,000	783,503
Huntsman International LLC:
144A, 4.875%, 11/15/2020		25,000	25,281
8.625%, 3/15/2021 (b)		105,000	119,963
		Principal Amount ($)(a)	Value ($)

IAMGOLD Corp., 144A, 6.75%, 10/1/2020		10,000	9,750
Inmet Mining Corp.:
144A, 7.5%, 6/1/2021		60,000	62,250
144A, 8.75%, 6/1/2020		20,000	21,850
Momentive Performance Materials, Inc., 144A, 8.875%, 10/15/2020		30,000	30,300
Novelis, Inc., 8.75%, 12/15/2020		400,000	446,000
Polymer Group, Inc., 7.75%, 2/1/2019		100,000	107,250
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		500,000	508,750
Southern Copper Corp., 5.25%, 11/8/2042		500,000	500,414
			5,235,039
Telecommunication Services 2.7%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	2,000,000	158,816
CC Holdings GS V LLC, 144A, 3.849%, 4/15/2023		490,000	498,482
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		315,000	340,988
8.75%, 3/15/2018		140,000	144,550
Cricket Communications, Inc., 7.75%, 10/15/2020		285,000	290,700
Crown Castle International Corp., 144A, 5.25%, 1/15/2023		15,000	16,050
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	110,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		395,000	422,650
Frontier Communications Corp.:
7.125%, 1/15/2023		65,000	68,900
7.875%, 4/15/2015 (b)		332,000	371,010
8.5%, 4/15/2020		420,000	483,000
Intelsat Jackson Holdings SA, 7.5%, 4/1/2021		365,000	402,413
Intelsat Luxembourg SA, 11.25%, 2/4/2017		225,000	237,938
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019		120,000	127,800
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		260,000	276,250
SBA Communications Corp., 144A, 5.625%, 10/1/2019		20,000	21,000
Sprint Nextel Corp.:
6.0%, 12/1/2016		375,000	407,812
8.375%, 8/15/2017		90,000	104,625
tw telecom holdings, Inc., 144A, 5.375%, 10/1/2022		20,000	20,950
Windstream Corp.:
7.5%, 6/1/2022		15,000	15,900
7.5%, 4/1/2023		10,000	10,525
7.75%, 10/15/2020 (b)		495,000	534,600
7.75%, 10/1/2021		30,000	32,400
			5,097,359
Utilities 2.5%
Abu Dhabi National Energy Co., 144A, 3.625%, 1/12/2023		250,000	257,500
AES Corp., 8.0%, 10/15/2017		30,000	34,650
		Principal Amount ($)(a)	Value ($)

American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		710,000	710,227
Calpine Corp., 144A, 7.5%, 2/15/2021		310,000	342,550
DTE Energy Co., 7.625%, 5/15/2014		300,000	327,549
Dubai Electricity & Water Authority:
144A, 7.375%, 10/21/2020		250,000	307,500
144A, 8.5%, 4/22/2015		250,000	282,500
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		20,261	18,598
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		659,000	740,579
GDF Suez, 144A, 2.875%, 10/10/2022		900,000	890,812
Korea Gas Corp., 144A, 2.25%, 7/25/2017		500,000	505,071
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	118,250
NRG Energy, Inc., 8.25%, 9/1/2020		190,000	212,800
			4,748,586
Total Corporate Bonds (Cost $64,802,799)			67,392,699

Mortgage-Backed Securities Pass-Throughs 33.8%
Federal Home Loan Mortgage Corp.:
3.5%, 4/1/2042		8,741,962	9,386,681
4.0%, 8/1/2039		970,640	1,052,803
4.5%, 6/1/2041		3,101,479	3,333,120
5.5%, with various maturities from 10/1/2023 until 8/1/2024		188,476	205,780
6.5%, 3/1/2026		442,753	495,774
Federal National Mortgage Association:
2.5%, 6/1/2027 (c)		10,500,000	10,979,883
2.638%*, 8/1/2037		252,065	270,485
3.5%, 11/1/2041 (c)		20,000,000	21,321,876
4.0%, 9/1/2040		2,440,564	2,641,568
4.5%, with various maturities from 10/1/2033 until 5/1/2041		446,513	482,561
5.0%, with various maturities from 2/1/2021 until 8/1/2040		2,451,546	2,660,648
5.249%*, 9/1/2038		165,585	177,317
5.5%, with various maturities from 12/1/2032 until 4/1/2037		2,488,349	2,718,469
6.0%, with various maturities from 4/1/2024 until 3/1/2025		873,617	974,560
6.5%, with various maturities from 3/1/2017 until 12/1/2037		1,082,363	1,205,410
8.0%, 9/1/2015		8,961	9,464
Government National Mortgage Association:
3.0%, with various maturities from 6/1/2042 until 7/1/2042 (c)		4,000,000	4,251,875
3.5%, 8/20/2042		1,979,111	2,168,209
Total Mortgage-Backed Securities Pass-Throughs (Cost $63,248,765)			64,336,483

		Principal Amount ($)(a)	Value ($)

Asset-Backed 1.0%
Credit Card Receivables
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.959%*, 8/15/2018 (Cost $1,842,012)		1,750,000	1,820,500

Commercial Mortgage-Backed Securities 4.7%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.509%*, 11/15/2015		1,739,417	1,735,832
Banc of America Merrill Lynch Commercial Mortgage, Inc., "A2", Series 2007-2, 5.634%*, 4/10/2049		50,728	51,816
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.715%*, 6/11/2040		240,000	284,289
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039		1,750,000	2,015,512
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		230,000	241,388
"A4", Series 2007-C1, 5.716%, 2/15/2051		960,000	1,137,587
"F", Series 2007-LD11, 5.812%*, 6/15/2049		650,000	31,829
"G", Series 2007-LD11, 144A, 5.812%*, 6/15/2049		760,000	32,339
"H", Series 2007-LD11, 144A, 5.812%*, 6/15/2049		460,000	8,446
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,315,000	1,569,831
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.849%*, 6/12/2050		1,379,491	1,476,871
PNC Mortgage Acceptance Corp., "J", Series 2000-C2, 144A, 6.22%, 10/12/2033		200,000	192,209
Wachovia Bank Commercial Mortgage Trust, "H", Series 2007-C32, 144A, 5.737%*, 6/15/2049		770,000	77,678
Total Commercial Mortgage-Backed Securities (Cost $10,515,975)			8,855,627

Collateralized Mortgage Obligations 4.6%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		485,463	433,947
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		143,161	94,774
Federal Home Loan Mortgage Corp.:
"NI", Series 4020, Interest Only, 3.0%, 3/15/2027		377,378	34,763
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		1,862,299	172,574
"LI", Series 3838, Interest Only, 4.5%, 4/15/2022		1,286,977	122,293
"PE", Series 2898, 5.0%, 5/15/2033		232,437	239,080
		Principal Amount ($)(a)	Value ($)

Federal National Mortgage Association:
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		3,091,690	371,700
"QD", Series 2005-29, 5.0%, 8/25/2033		435,000	449,909
"EG", Series 2005-22, 5.0%, 11/25/2033		701,752	726,616
"TC", Series 2007-77, 5.5%, 9/25/2034		255,731	261,568
Government National Mortgage Association:
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		4,841,024	533,637
"HX", Series 2012-91, 3.0%, 9/20/2040		463,582	491,699
"CI", Series 2010-145, Interest Only, 4.0%, 11/20/2035		456,721	41,813
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036		2,314,160	256,460
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		3,784,403	330,920
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		1,885,978	301,193
"PD", Series 2011-25, 4.5%, 10/16/2039		1,000,000	1,094,639
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039		2,510,867	419,487
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		2,189,187	314,871
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		5,355,717	450,174
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		2,397,570	313,007
"JI", Series 2010-67, Interest Only, 5.0%, 10/20/2033		1,136,261	146,776
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039		3,561,327	576,007
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		380,011	52,695
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		754,998	105,854
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		284,285	44,910
"D", Series 1996-7, 7.5%, 5/16/2026		149,046	174,604
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020		202,794	207,046
"8A1", Series 2004-3, 7.0%, 4/25/2034		10,168	10,258
Total Collateralized Mortgage Obligations (Cost $9,232,161)			8,773,274

Government & Agency Obligations 22.5%
Sovereign Bonds 3.1%
Republic of Belarus, 8.95%, 1/26/2018		500,000	515,000
Republic of Croatia, REG S, 6.75%, 11/5/2019		850,000	974,312
Republic of El Salvador, REG S, 8.25%, 4/10/2032		40,000	48,300
Republic of Hungary, 7.625%, 3/29/2041		250,000	288,750
Republic of Lithuania, REG S, 5.125%, 9/14/2017		200,000	225,500
		Principal Amount ($)(a)	Value ($)

Republic of Panama:
5.2%, 1/30/2020		425,000	507,663
7.125%, 1/29/2026		220,000	311,850
7.25%, 3/15/2015		80,000	89,720
Republic of Poland, 3.0%, 3/17/2023		350,000	349,125
Republic of Serbia:
REG S, 6.75%, 11/1/2024		812,000	820,120
REG S, 7.25%, 9/28/2021		300,000	345,000
Russian Federation, REG S, 5.0%, 4/29/2020		800,000	944,000
United Mexican States, 4.75%, 3/8/2044		500,000	565,000
			5,984,340
U.S. Treasury Obligations 19.4%
U.S. Treasury Bill, 0.13%**, 3/7/2013 (d)		341,000	340,980
U.S. Treasury Bonds:
3.75%, 8/15/2041		2,500,000	2,938,280
4.75%, 2/15/2037		4,000,000	5,457,500
U.S. Treasury Notes:
1.0%, 8/31/2016		22,350,000	22,776,036
1.5%, 7/31/2016		4,250,000	4,406,719
1.625%, 11/15/2022		1,000,000	989,062
			36,908,577
Total Government & Agency Obligations (Cost $41,315,451)			42,892,917

Loan Participations and Assignments 1.5%
Sovereign Loans
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		500,000	511,250
Novatek OAO, 144A, 4.422%, 12/13/2022		250,000	251,563
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		250,000	254,375
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	119,125
Russian Railways, 5.739%, 4/3/2017		250,000	280,000
Sberbank of Russia, 144A, 6.125%, 2/7/2022		250,000	285,625
Severstal OAO, 144A, 5.9%, 10/17/2022		250,000	252,812
VTB Bank OJSC:
144A, 6.0%, 4/12/2017		500,000	540,500
144A, 6.95%, 10/17/2022		400,000	430,000
Total Loan Participations and Assignments (Cost $2,835,642)			2,925,250

Municipal Bonds and Notes 5.8%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		600,000	738,306
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040		265,000	297,820
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033, INS: AGMC		420,000	482,110
		Principal Amount ($)(a)	Value ($)

Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	750,813
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		300,000	300,759
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		2,075,000	2,170,367
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain Systems, Build America Bonds, 6.25%, 5/15/2043		600,000	785,334
Miami-Dade County, FL, Educational Facilities Authority, University of Miami, Series B, 6.1%, 4/1/2015		525,000	537,443
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014, INS: AMBAC		320,000	325,158
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds:
Series B, 6.731%, 7/1/2043		400,000	483,312
Series A2, 7.431%, 7/1/2043		250,000	314,313
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013, INS: AGC		860,000	895,062
New Jersey, State Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014, INS: AGC		585,000	634,046
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	1,040,670
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035, INS: AGMC		515,000	587,749
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013, INS: AGMC		315,000	316,950
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	321,685
Total Municipal Bonds and Notes (Cost $9,893,822)			10,981,897

Preferred Security 0.0%
Financials
Citigroup, Inc., Series A, 5.95%, 1/30/2023 (e) (Cost $50,000)		50,000	50,625

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $9,687)	10	9,822

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 2/22/2013, Strike Price $132.0 (Cost $9,174)	15	8,672

	Shares	Value ($)

Securities Lending Collateral 2.5%
Daily Assets Fund Institutional, 0.20% (f) (g) (Cost $4,764,842)	4,764,842	4,764,842

	Shares	Value ($)

Cash Equivalents 9.1%
Central Cash Management Fund, 0.15% (f) (Cost $17,213,361)	17,213,361	17,213,361

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $225,733,691)†	120.9	230,025,969
Other Assets and Liabilities, Net	(20.9)	(39,779,008)
Net Assets	100.0	190,246,961

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2012.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $225,733,691. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $4,292,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,529,657 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,237,379.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $4,611,157, which is 2.4% of net assets.

(c) When-issued or delayed delivery security included.

(d) At December 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Date shown is call date; not a maturity date for the perpetual preferred securities.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the Fund are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/20/2013	10	1,362,622	(9,593)
10 Year U.S. Treasury Note	USD	3/19/2013	111	14,738,719	16,974
Federal Republic of Germany Euro-Bond	EUR	3/7/2013	10	1,922,376	18,663
Ultra Long U.S. Treasury Bond	USD	3/19/2013	14	2,276,313	(16,457)
United Kingdom Long Gilt Bond	GBP	3/26/2013	11	2,124,975	(2,262)
Total net unrealized appreciation					7,325

At December 31, 2012, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (h)
Put Options 10 Year U.S. Treasury Note Future	15	2/22/2013	131.0	5,826	(4,921)

(h) Unrealized appreciation on written options on exchange-traded futures contracts at December 31, 2012 was $905.

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (i)
Call Options Received Fixed —1.828% - Pay Floating — LIBOR	11/15/2013 11/15/2043	5,700,000	11/13/2013	96,615	(21,516)

(i) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2012 was $75,099.

At December 31, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (j)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	900,000	1	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(77,077)	(101,160)	24,083
9/20/2012 12/20/2017	1,800,000	2	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(154,155)	(223,577)	69,422
9/20/2012 12/20/2017	50,000	3	5.0%	General Motors Co., 3.3%, 12/20/2017, BB+	4,569	3,693	876
Total unrealized appreciation							94,381

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(k) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At December 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation (Depreciation) ($)
7/16/2013 7/16/2033	2,100,000	1	Fixed — 2.322%	Floating — LIBOR	116,900	—	116,900
7/16/2013 7/16/2043	700,000	1	Floating — LIBOR	Fixed — 2.424%	(59,957)	—	(59,957)
7/16/2013 7/16/2023	9,000,000	1	Fixed — 1.858%	Floating — LIBOR	95,545	—	95,545
7/16/2013 7/16/2014	8,200,000	1	Floating — LIBOR	Fixed — 0.515%	11,488	—	11,488
7/16/2013 7/16/2018	7,500,000	1	Fixed — 1.148%	Floating — LIBOR	(46,557)	—	(46,557)
Total net unrealized appreciation							117,419

Counterparties:

1 Citigroup, Inc.

2 BNP Paribas

3 UBS AG

LIBOR: London Interbank Offered Rate

At December 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	130,000,000	USD	1,562,725	1/4/2013	62,126	BNP Paribas
USD	2,914,578	EUR	2,250,000	1/7/2013	55,500	BNP Paribas
AUD	1,800,000	USD	1,883,322	1/10/2013	15,591	Barclays Bank PLC
USD	2,873,926	EUR	2,200,000	1/14/2013	30,335	Barclays Bank PLC
MXN	2,002,288	USD	155,768	1/14/2013	1,077	JPMorgan Chase Securities, Inc.
EUR	237,500	USD	314,664	1/30/2013	1,104	Citigroup, Inc.
USD	473,988	MXN	6,175,000	2/5/2013	2,132	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					167,865

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,585,478	JPY	130,000,000	1/4/2013	(84,879)	BNP Paribas
EUR	1,500,000	USD	1,960,688	1/7/2013	(19,365)	Nomura International PLC
EUR	750,000	USD	973,833	1/7/2013	(16,193)	BNP Paribas
USD	1,887,894	AUD	1,800,000	1/10/2013	(20,163)	Barclays Bank PLC
USD	155,205	MXN	2,002,288	1/14/2013	(514)	JPMorgan Chase Securities, Inc.
EUR	2,200,000	USD	2,858,601	1/14/2013	(45,660)	BNP Paribas
Total unrealized depreciation					(186,774)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP Great British Pound JPY Japanese Yen MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, written options, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (l)
Corporate Bonds	$—	$67,392,699	$—	$67,392,699
Mortgage-Backed Securities Pass-Throughs	—	64,336,483	—	64,336,483
Asset-Backed	—	1,820,500	—	1,820,500
Commercial Mortgage-Backed Securities	—	8,855,627	—	8,855,627
Collateralized Mortgage Obligations	—	8,773,274	—	8,773,274
Government & Agency Obligations	—	42,892,917	—	42,892,917
Loan Participations and Assignments	—	2,925,250	—	2,925,250
Municipal Bonds and Notes	—	10,981,897	—	10,981,897
Preferred Security	—	50,625	—	50,625
Preferred Stock	—	9,822	—	9,822
Short-Term Investments	21,978,203	—	—	21,978,203
Derivatives (m)
Purchased Options	8,672	—	—	8,672
Futures Contracts	35,637	—	—	35,637
Credit Default Swap Contracts	—	94,381	—	94,381
Interest Rate Swap Contracts	—	223,933	—	223,933
Forward Foreign Currency Exchange Contracts	—	167,865	—	167,865
Total	$22,022,512	$208,525,273	$—	$230,547,785
Liabilities
Derivatives (m)
Written Options	$(4,921)	$(21,516)	$—	$(26,437)
Futures Contracts	(28,312)	—	—	(28,312)
Interest Rate Swap Contracts	—	(106,514)	—	(106,514)
Forward Foreign Currency Exchange Contracts	—	(186,774)	—	(186,774)
Total	$(33,233)	$(314,804)	$—	$(348,037)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $203,755,488) — including $4,611,157 of securities loaned	$208,047,766
Investment in Daily Assets Fund Institutional (cost $4,764,842)*	4,764,842
Investment in Central Cash Management Fund (cost $17,213,361)	17,213,361
Total investments, at value (cost $225,733,691)	230,025,969
Foreign currency, at value (cost $142,195)	134,501
Receivable for Fund shares sold	221,344
Interest receivable	1,659,502
Unrealized appreciation on swap contracts	318,314
Unrealized appreciation on forward foreign currency exchange contracts	167,865
Upfront payments paid on swap contracts	3,693
Foreign taxes recoverable	816
Other assets	5,151
Total assets	232,537,155
Liabilities
Payable upon return of securities loaned	4,764,842
Payable for investments purchased — when-issued securities	36,552,215
Payable for Fund shares redeemed	142,511
Payable for variation margin on futures contracts	26,967
Options written, at value (premium received $102,441)	26,437
Unrealized depreciation on swap contracts	106,514
Unrealized depreciation on forward foreign currency exchange contracts	186,774
Upfront payments received on swap contracts	324,737
Accrued management fee	65,995
Accrued Trustees' fees	2,201
Other accrued expenses and payables	91,001
Total liabilities	42,290,194
Net assets, at value	$190,246,961
Net Assets Consist of
Undistributed net investment income	4,095,360
Net unrealized appreciation (depreciation) on: Investments	4,292,278
Swap contracts	211,800
Futures	7,325
Foreign currency	(26,580)
Written options	76,004
Accumulated net realized gain (loss)	(79,612,715)
Paid-in capital	261,203,489
Net assets, at value	$190,246,961
Class A Net Asset Value, offering and redemption price per share ($190,246,961 ÷ 32,324,964 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.89

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Interest	$5,537,911
Income distributions — Central Cash Management Fund	15,080
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,764
Total income	5,561,755
Expenses: Management fee	641,098
Administration fee	164,384
Services to shareholders	1,926
Custodian fee	21,947
Professional fees	53,845
Reports to shareholders	41,942
Trustees' fees and expenses	8,488
Other	16,160
Total expenses	949,790
Net investment income	4,611,965
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,171,024
Swap contracts	161,513
Futures	(508,667)
Written options	1,780
Foreign currency	(152,411)
7,673,239
Change in net unrealized appreciation (depreciation) on: Investments	(651,121)
Swap contracts	211,800
Futures	303,227
Written options	76,004
Foreign currency	(43,988)
(104,078)
Net gain (loss)	7,569,161
Net increase (decrease) in net assets resulting from operations	$12,181,126

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$4,611,965	$4,587,767
Net realized gain (loss)	7,673,239	997,538
Change in net unrealized appreciation (depreciation)	(104,078)	905,689
Net increase (decrease) in net assets resulting from operations	12,181,126	6,490,994
Distributions to shareholders from: Net investment income: Class A	(4,882,203)	(4,956,830)
Fund share transactions: Class A Proceeds from shares sold	33,310,645	13,875,163
Net assets acquired in tax-free reorganization*	78,348,206	—
Reinvestment of distributions	4,882,203	4,956,830
Payments for shares redeemed	(45,528,835)	(63,808,031)
Net increase (decrease) in net assets from Class A share transactions	71,012,219	(44,976,038)
Increase (decrease) in net assets	78,311,142	(43,441,874)
Net assets at beginning of period	111,935,819	155,377,693
Net assets at end of period (including undistributed net investment income of $4,095,360 and $4,694,271, respectively)	$190,246,961	$111,935,819
Other Information
Class A Shares outstanding at beginning of period	19,571,536	27,458,970
Shares sold	5,773,870	2,449,457
Shares issued in tax-free reorganization*	13,990,523	—
Shares issued to shareholders in reinvestment of distributions	873,382	891,516
Shares redeemed	(7,884,347)	(11,228,407)
Net increase (decrease) in Class A shares	12,753,428	(7,887,434)
Shares outstanding at end of period	32,324,964	19,571,536

* On April 30, 2012, DWS Core Fixed Income VIP was acquired by the Fund through a tax-free reorganization (see Note H).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$5.72	$5.66	$5.54	$5.50	$6.98
Income (loss) from investment operations: Net investment incomea	.16	.22	.19	.25	.37
Net realized and unrealized gain (loss)	.27	.09	.18	.26	(1.48)
Total from investment operations	.43	.31	.37	.51	(1.11)
Less distributions from: Net investment income	(.26)	(.25)	(.25)	(.47)	(.37)
Net asset value, end of period	$5.89	$5.72	$5.66	$5.54	$5.50
Total Return (%)	7.77	5.68	6.79	10.07	(16.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190	112	155	159	155
Ratio of expenses (%)	.58	.62	.59	.59	.59
Ratio of net investment income (%)	2.81	3.86	3.42	4.68	5.76
Portfolio turnover rate (%)	115	219	357	284	196
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP (formerly DWS Growth & Income VIP), DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Bond VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $79,389,000 of pre-enactment losses, including $45,070,000 inherited from its merger with DWS Core Fixed Income VIP in fiscal year 2012, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($45,070,000) and December 31, 2017 ($34,319,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$4,261,535
Capital loss carryforwards	$(79,389,000)
Net unrealized appreciation (depreciation) on investments	$4,292,278

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$4,882,203	$4,956,830

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures and currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $892,000 to $22,425,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $49,190,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended December 31, 2012, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $102,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $9,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended December 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics and hedge the risk of default on Fund securities.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $24,492,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $2,750,000.

Interest Rate Swap Contracts. For the year ended December 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $27,500,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the year ended December 31, 2012, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2012, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $27,000 to $13,995,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $1,111,000 to $9,891,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$8,672	$—	$223,933	$35,637	$268,242
Credit Contracts (a)	—	—	94,381	—	94,381
Foreign Exchange Contracts (c)	—	167,865	—	—	167,865
	$8,672	$167,865	$318,314	$35,637	$530,488

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(26,437)	$—	$(106,514)	$(28,312)	$(161,263)
Foreign Exchange Contracts (c)	—	(186,774)	—	—	(186,774)
	$(26,437)	$(186,774)	$(106,514)	$(28,312)	$(348,037)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(1,031)	$1,780	$—	$—	$(593,054)	$(592,305)
Credit Contracts (b)	—	—	—	161,513	—	161,513
Foreign Exchange Contracts (c)	—	—	(138,879)	—	84,387	(54,492)
	$(1,031)	$1,780	$(138,879)	$161,513	$(508,667)	$(485,284)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from swap contracts

(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$502	$76,004	$—	$117,419	$324,326	$518,251
Credit Contracts (b)	—	—	—	94,381	—	94,381
Foreign Exchange Contracts (c)	—	—	(40,370)	—	(21,099)	(61,469)
	$502	$76,004	$(40,370)	$211,800	$303,227	$551,163

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively.

(b) Change in net unrealized appreciation (depreciation) on swap contracts

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $167,642,496 and $203,233,138, respectively. Purchases and sales of U.S. Treasury obligations aggregated $50,027,543 and $47,042,681, respectively.

For the year ended December 31, 2012, transactions for written options on interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	5,700,025	106,325
Options closed	(5)	(1,942)
Options expired	(5)	(1,942)
Outstanding, end of period	5,700,015	$102,441

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.39% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.55%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $164,384, of which $16,349 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC aggregated $609, of which $155 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,575, of which $5,684 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Effective November 29, 2012, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from November 29, 2012 through December 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $102.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 30%, 26% and 17%, respectively.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

H. Acquisition of Assets

On April 30, 2012, the Fund acquired all of the net assets of DWS Core Fixed Income VIP pursuant to a plan of reorganization approved by the Board of Trustees on November 18, 2011. The acquisition was accomplished by a tax-free exchange of 8,800,059 Class A shares of DWS Core Fixed Income VIP for 13,990,523 Class A shares of the Fund outstanding on April 30, 2012. DWS Core Fixed Income VIP's net assets at that date, $78,348,206, including $2,794,520 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $109,635,421. The combined net assets of the Fund immediately following the acquisition were $187,983,627.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined portfolio for the period subsequent to the fund merger. Assuming the acquisition had been completed on January 1, 2012, the Fund's pro forma results of operations for the year ended December 31, 2012, are as follows:
Total Aggregated
Net investment income*	$5,319,871
Net gain (loss) on investments	$9,024,159
Net increase (decrease) in net assets resulting from operations	$14,344,030

* Net investment income includes $26,856 of pro forma eliminated expenses.

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Core Fixed Income VIP that have been included in the Fund's Statement of Operations since April 30, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Variable Series I and the Shareholders of DWS Bond VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Bond VIP (the "Fund") at December 31, 2012 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 14, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,038.80
Expenses Paid per $1,000*	$2.82
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,022,37
Expenses Paid per $1,000*	$2.80

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series I — DWS Bond VIP	.55%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Bond VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and five-year periods and has outperformed its benchmark in the three-year period ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were approximately at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1bond-2 (R-025819-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Capital Growth VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
20 Report of Independent Registered Public Accounting Firm
21 Information About Your Fund's Expenses
22 Tax Information
23 Proxy Voting
24 Investment Management Agreement Approval
27 Summary of Management Fee Evaluation by Independent Fee Consultant
29 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.50% and 0.84% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,605	$12,938	$11,001	$20,068
	Average annual total return	16.05%	8.97%	1.93%	7.21%
Russell 1000 Growth Index	Growth of $10,000	$11,526	$13,807	$11,663	$20,651
	Average annual total return	15.26%	11.35%	3.12%	7.52%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,561	$12,809	$10,822	$19,390
	Average annual total return	15.61%	8.60%	1.59%	6.85%
Russell 1000 Growth Index	Growth of $10,000	$11,526	$13,807	$11,663	$20,651
	Average annual total return	15.26%	11.35%	3.12%	7.52%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

For the 12 months ended December 31, 2012, the Class A shares of the Fund returned 16.05% (unadjusted for contract charges), outperforming the 15.26% return of the Russell 1000® Growth Index.1 During the Fund's most recent fiscal year ended December 31, 2012, top-down judgments regarding the degree of risk facing the global economy dictated many investors' purchase and sale decisions. In the second quarter 2012, worries that Greece might soon exit the Eurozone spurred a new round of market volatility. During July, investors responded positively to the European Central Bank president's declaration that he would do "whatever is necessary" to preserve the euro. In the fourth quarter 2012, large-cap stocks initially faltered, then attempted to rally from mid-November through the end of December 2012 as positive economic reports including rising employment, consumer spending and business capital expenditures boosted equities. A positive revision to third-quarter U.S. GDP — along with some signs that China's economy is reaccelerating — added to the favorable momentum.

In 2012, we placed less emphasis on sector allocation which resulted in the majority of the Fund's outperformance coming from stock selection. In particular, stock selection in technology and consumer staples contributed to returns. An underweight to consumer staples, the second-worst-performing sector during the period, also was additive.2 In contrast, stock selection in the consumer discretionary, energy and industrials sectors detracted from performance.3 In addition, the Fund's cash position was subtractive during 2012's strong market rallies.

We believe accommodative monetary policy around the globe should continue to support equity prices. Equity valuations continue to appear attractive to us, and we look for respectable returns for large-cap stocks through the remainder of 2013. As such, we have begun to favor more cyclical issues when considering additions to the portfolio. More generally, we continue to be cautious and to focus our attention on stock selection as we search for strong product stories in individual companies.

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

3 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life, whereas the consumer staples sector represents industries that produce goods and services that are essential in everyday life.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/12	12/31/11

Information Technology	32%	31%
Consumer Discretionary	16%	13%
Health Care	13%	10%
Industrials	13%	14%
Consumer Staples	13%	10%
Financials	5%	5%
Energy	5%	12%
Materials	3%	4%
Utilities	0%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 96.8%
Consumer Discretionary 15.6%
Auto Components 0.7%
BorgWarner, Inc.* (a)	70,641	5,059,308
Hotels, Restaurants & Leisure 2.7%
McDonald's Corp.	80,463	7,097,641
Starwood Hotels & Resorts Worldwide, Inc.	146,482	8,402,208
Wynn Resorts Ltd. (a)	32,843	3,694,509
		19,194,358
Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	14,228	3,573,220
Media 3.1%
Comcast Corp. "A"	365,073	13,646,429
News Corp. "A"	342,514	8,747,807
		22,394,236
Multiline Retail 0.7%
Dollar General Corp.* (a)	116,802	5,149,800
Specialty Retail 4.6%
Bed Bath & Beyond, Inc.* (a)	115,691	6,468,284
Dick's Sporting Goods, Inc. (a)	149,072	6,781,285
GNC Holdings, Inc. "A" (a)	103,447	3,442,716
Limited Brands, Inc. (a)	223,462	10,516,122
Sally Beauty Holdings, Inc.*	223,122	5,258,986
		32,467,393
Textiles, Apparel & Luxury Goods 3.3%
Coach, Inc. (a)	129,961	7,214,135
NIKE, Inc. "B"	311,670	16,082,172
		23,296,307
Consumer Staples 11.9%
Beverages 3.1%
Beam, Inc. (a)	159,837	9,764,442
PepsiCo, Inc.	179,495	12,282,843
		22,047,285
Food & Staples Retailing 5.3%
Costco Wholesale Corp. (a)	176,695	17,452,165
Wal-Mart Stores, Inc.	86,950	5,932,599
Whole Foods Market, Inc.	156,599	14,302,187
		37,686,951
Food Products 3.5%
Hillshire Brands Co.	201,740	5,676,963
Kraft Foods Group, Inc.	96,479	4,386,900
Mead Johnson Nutrition Co.	117,548	7,745,238
Mondelez International, Inc. "A"	289,438	7,371,986
		25,181,087
Energy 5.0%
Energy Equipment & Services 2.3%
Cameron International Corp.*	69,853	3,943,901
Schlumberger Ltd. (a)	183,470	12,712,636
		16,656,537
Oil, Gas & Consumable Fuels 2.7%
Anadarko Petroleum Corp.	117,851	8,757,508
Concho Resources, Inc.* (a)	33,162	2,671,530
EOG Resources, Inc. (a)	61,025	7,371,210
		18,800,248
	Shares	Value ($)

Financials 5.0%
Capital Markets 2.3%
Ameriprise Financial, Inc. (a)	70,240	4,399,131
T. Rowe Price Group, Inc. (a)	186,485	12,145,768
		16,544,899
Consumer Finance 1.2%
Discover Financial Services	217,945	8,401,780
Real Estate Investment Trusts 1.4%
American Tower Corp. (REIT)	130,916	10,115,880
Real Estate Management & Development 0.1%
Realogy Holdings Corp.*	17,668	741,349
Health Care 12.8%
Biotechnology 6.1%
Celgene Corp.*	226,435	17,824,963
Cepheid, Inc.* (a)	162,529	5,495,106
Gilead Sciences, Inc.* (a)	192,023	14,104,089
Medivation, Inc.* (a)	124,989	6,394,437
		43,818,595
Health Care Equipment & Supplies 1.8%
CareFusion Corp.* (a)	241,641	6,906,100
St. Jude Medical, Inc. (a)	159,074	5,748,934
		12,655,034
Health Care Providers & Services 3.6%
Express Scripts Holding Co.*	289,419	15,628,626
McKesson Corp.	101,769	9,867,522
		25,496,148
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	143,264	9,137,378
Industrials 12.1%
Aerospace & Defense 1.2%
TransDigm Group, Inc.	61,616	8,401,958
Commercial Services & Supplies 0.8%
Stericycle, Inc.* (a)	60,039	5,599,837
Electrical Equipment 3.4%
AMETEK, Inc.	289,146	10,863,215
Regal-Beloit Corp. (a)	53,501	3,770,215
Roper Industries, Inc.	86,310	9,621,839
		24,255,269
Industrial Conglomerates 2.1%
General Electric Co.	724,118	15,199,237
Machinery 3.5%
Dover Corp. (a)	120,593	7,924,166
Parker Hannifin Corp. (a)	134,298	11,423,388
SPX Corp.	76,580	5,372,087
		24,719,641
Road & Rail 1.1%
Norfolk Southern Corp.	132,996	8,224,473
Information Technology 31.1%
Communications Equipment 3.8%
QUALCOMM, Inc.	435,732	27,024,099
Computers & Peripherals 10.8%
Apple, Inc.	109,535	58,385,441
EMC Corp.* (a)	751,602	19,015,531
		77,400,972
	Shares	Value ($)

Internet Software & Services 3.8%
eBay, Inc.*	138,280	7,055,046
Google, Inc. "A"*	27,796	19,717,648
		26,772,694
IT Services 3.9%
Accenture PLC "A"	234,254	15,577,891
International Business Machines Corp.	63,958	12,251,155
		27,829,046
Semiconductors & Semiconductor Equipment 1.3%
Broadcom Corp. "A"*	54,590	1,812,934
Skyworks Solutions, Inc.*	106,065	2,153,119
Texas Instruments, Inc. (a)	178,682	5,528,421
		9,494,474
Software 7.5%
Check Point Software Technologies Ltd.* (a)	147,666	7,034,808
Citrix Systems, Inc.*	142,068	9,340,971
Microsoft Corp.	548,328	14,656,808
Oracle Corp.	583,957	19,457,447
Solera Holdings, Inc. (a)	62,902	3,363,370
		53,853,404
Materials 3.0%
Chemicals 2.8%
Ecolab, Inc. (a)	139,762	10,048,888
LyondellBasell Industries NV "A"	34,467	1,967,721
Monsanto Co.	83,024	7,858,221
		19,874,830
	Shares	Value ($)

Metals & Mining 0.2%
Freeport-McMoRan Copper & Gold, Inc.	52,048	1,780,042
Utilities 0.3%
Water Utilities
American Water Works Co., Inc.	63,592	2,361,171
Total Common Stocks (Cost $446,882,308)		691,208,940

Securities Lending Collateral 21.2%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $151,176,983)	151,176,983	151,176,983

Cash Equivalents 3.2%
Central Cash Management Fund, 0.15% (b) (Cost $23,030,911)	23,030,911	23,030,911

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $621,090,202)†	121.2	865,416,834
Other Assets and Liabilities, Net	(21.2)	(151,519,124)
Net Assets	100.0	713,897,710

* Non-income producing security.

† The cost for federal income tax purposes was $623,428,752. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $241,988,082. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $254,158,941 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,170,859.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $150,644,497, which is 21.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$691,208,940	$—	$—	$691,208,940
Short-Term Investments (d)	174,207,894	—	—	174,207,894
Total	$865,416,834	$—	$—	$865,416,834

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $446,882,308) — including $150,644,497 of securities loaned	$691,208,940
Investment in Daily Assets Fund Institutional (cost $151,176,983)*	151,176,983
Investment in Central Cash Management Fund (cost $23,030,911)	23,030,911
Total investments in securities, at value (cost $621,090,202)	865,416,834
Cash	10,000
Foreign currency, at value (cost $5,289)	5,247
Receivable for Fund shares sold	44,054
Dividends receivable	573,501
Interest receivable	9,472
Foreign taxes recoverable	29,756
Other assets	11,906
Total assets	866,100,770
Liabilities
Payable upon return of securities loaned	151,176,983
Payable for Fund shares redeemed	610,373
Accrued management fee	226,889
Accrued Trustees' fees	6,714
Other accrued expenses and payables	182,101
Total liabilities	152,203,060
Net assets, at value	$713,897,710
Net Assets Consist of
Undistributed net investment income	9,558,891
Net unrealized appreciation (depreciation) on: Investments	244,326,632
Foreign currency	4,537
Accumulated net realized gain (loss)	(89,025,259)
Paid-in capital	549,032,909
Net assets, at value	$713,897,710
Class A Net Asset Value, offering and redemption price per share ($701,108,561 ÷ 32,798,165 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.38
Class B Net Asset Value, offering and redemption price per share ($12,789,149 ÷ 600,771 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.29

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends	$13,183,677
Income distributions — Central Cash Management Fund	19,678
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	217,006
Total income	13,420,361
Expenses: Management fee	2,749,559
Administration fee	736,181
Services to shareholders	4,364
Distribution service fee (Class B)	33,949
Record keeping fee (Class B)	11,267
Custodian fee	16,716
Professional fees	50,004
Reports to shareholders	68,810
Trustees' fees and expenses	29,040
Other	27,277
Total expenses	3,727,167
Net investment income (loss)	9,693,194
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	39,819,957
Foreign currency	2,634
39,822,591
Change in net unrealized appreciation (depreciation) on: Investments	58,819,166
Foreign currency	(1,273)
58,817,893
Net gain (loss)	98,640,484
Net increase (decrease) in net assets resulting from operations	$108,333,678

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$9,693,194	$6,429,336
Net realized gain (loss)	39,822,591	28,062,634
Change in net unrealized appreciation (depreciation)	58,817,893	(77,914,193)
Net increase (decrease) in net assets resulting from operations	108,333,678	(43,422,223)
Distributions to shareholders from: Net investment income: Class A	(6,353,433)	(5,283,454)
Class B	(73,349)	(48,050)
Total distributions	(6,426,782)	(5,331,504)
Fund share transactions: Class A Proceeds from shares sold	16,829,443	10,917,405
Net assets acquired in tax-free reorganization*	—	126,872,037
Reinvestment of distributions	6,353,433	5,283,454
Payments for shares redeemed	(99,466,658)	(146,734,714)
Net increase (decrease) in net assets from Class A share transactions	(76,283,782)	(3,661,818)
Class B Proceeds from shares sold	580,173	822,574
Net assets acquired in tax-free reorganization*	—	3,304,909
Reinvestment of distributions	73,349	48,050
Payments for shares redeemed	(2,697,364)	(2,497,610)
Net increase (decrease) in net assets from Class B share transactions	(2,043,842)	1,677,923
Increase (decrease) in net assets	23,579,272	(50,737,622)
Net assets at beginning of period	690,318,438	741,056,060
Net assets at end of period (including undistributed net investment income of $9,558,891 and $6,289,845, respectively)	$713,897,710	$690,318,438
Other Information
Class A Shares outstanding at beginning of period	36,451,466	37,210,167
Shares sold	801,185	556,745
Shares issued in tax-free reorganization*	—	6,079,145
Shares issued to shareholders in reinvestment of distributions	298,283	254,870
Shares redeemed	(4,752,769)	(7,649,461)
Net increase (decrease) in Class A shares	(3,653,301)	(758,701)
Shares outstanding at end of period	32,798,165	36,451,466
Class B Shares outstanding at beginning of period	698,290	623,731
Shares sold	28,055	43,180
Shares issued in tax-free reorganization*	—	158,668
Shares issued to shareholders in reinvestment of distributions	3,450	2,322
Shares redeemed	(129,024)	(129,611)
Net increase (decrease) in Class B shares	(97,519)	74,559
Shares outstanding at end of period	600,771	698,290

* On April 29, 2011, DWS Health Care VIP and DWS Technology VIP were acquired by the Fund through a tax-free reorganization (see Note F).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$18.58	$19.59	$16.93		$13.55		$20.41
Income (loss) from investment operations: Net investment income (loss)a	.28	.17	.14	c	.14		.16
Net realized and unrealized gain (loss)	2.70	(1.03)	2.68		3.43		(6.83)
Total from investment operations	2.98	(.86)	2.82		3.57		(6.67)
Less distributions from: Net investment income	(.18)	(.15)	(.16)		(.19)		(.19)
Net asset value, end of period	$21.38	$18.58	$19.59		$16.93		$13.55
Total Return (%)	16.05	(4.47)	16.71	b	26.87	b	(32.98	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	701	677	729		715		594
Ratio of expenses before expense reductions (%)	.50	.50	.51		.51		.50
Ratio of expenses after expense reductions (%)	.50	.50	.51		.49		.49
Ratio of net investment income (loss) (%)	1.32	.86	.78	c	.98		.89
Portfolio turnover rate (%)	25	47	42		76		21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.

		Years Ended December 31,
Class B	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$18.51	$19.51	$16.86		$13.49		$20.31
Income (loss) from investment operations: Net investment income (loss)a	.20	.10	.08	c	.09		.10
Net realized and unrealized gain (loss)	2.69	(1.02)	2.67		3.43		(6.81)
Total from investment operations	2.89	(.92)	2.75		3.52		(6.71)
Less distributions from: Net investment income	(.11)	(.08)	(.10)		(.15)		(.11)
Net asset value, end of period	$21.29	$18.51	$19.51		$16.86		$13.49
Total Return (%)	15.61	(4.76)	16.33	b	26.49	b	(33.20	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	13	12		12		10
Ratio of expenses before expense reductions (%)	.83	.84	.85		.85		.85
Ratio of expenses after expense reductions (%)	.83	.84	.84		.82		.82
Ratio of net investment income (loss) (%)	.97	.52	.45	c	.65		.56
Portfolio turnover rate (%)	25	47	42		76		21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP (formerly DWS Growth & Income VIP), DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Capital Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $86,678,000 of pre-enactment losses, including $48,520,000 inherited from its merger with other affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each year until fully utilized or until December 31, 2015 ($6,855,000), December 31, 2016 ($41,665,000) and December 31, 2017 ($38,158,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$9,558,891
Capital loss carryforwards	$(86,678,000)
Net unrealized gain appreciation (depreciation) investments	$241,988,082

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$6,426,782	$5,331,504

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $182,475,011 and $271,411,640, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

Effective October 1, 2012 through September 30, 2013 the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.08%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $736,181, of which $60,711 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2012
Class A	$719	$178
Class B	147	36
	$866	$214

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $33,949, of which $2,045 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,866, of which $4,295 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 38%, 26% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Health Care VIP and DWS Technology VIP pursuant to a plan of reorganization approved by shareholders on April 11, 2011. The purpose of the transaction was to combine three funds managed by DWS with comparable investment objectives and strategies.

The acquisition was accomplished by a tax-free exchange as follows:
	Class A shares	Class B shares
DWS Health Care VIP	5,605,448	377,495
DWS Technology VIP	6,613,518	10,454

The above shares were exchanged for the following shares outstanding on the date acquired of the DWS Capital Growth VIP Fund:
	Class A shares	Class B shares
DWS Health Care VIP	2,358,210	152,955
DWS Technology VIP	3,720,935	5,713

The net assets at the acquired date were as follows:
DWS Health Care VIP	$52,398,965
DWS Technology VIP	$77,777,981

The net unrealized appreciation included in the net assets above were as follows:
DWS Health Care VIP	$4,928,832
DWS Technology VIP	$13,786,078

The aggregate net assets of DWS Capital Growth VIP immediately before the acquisition were $754,712,975. The combined net assets of DWS Capital Growth VIP immediately following the acquisition were $884,889,921.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Variable Series I and the Shareholders of DWS Capital Growth VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Capital Growth VIP (the "Fund") at December 31, 2012 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 14, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,047.50	$1,045.70
Expenses Paid per $1,000*	$2.57	$4.27
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,022.62	$1,020.96
Expenses Paid per $1,000*	$2.54	$4.22

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.50%	.83%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2012 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Capital Growth VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012. The Board recognized that DWS has made changes in its processes in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1capgro-2 (R-025820-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Core Equity VIP

(formerly DWS Growth & Income VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
15 Financial Highlights
16 Notes to Financial Statements
21 Report of Independent Registered Public Accounting Firm
22 Information About Your Fund's Expenses
23 Tax Information
23 Proxy Voting
24 Investment Management Agreement Approval
27 Summary of Management Fee Evaluation by Independent Fee Consultant
29 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.63% and 0.88% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,581	$13,229	$10,948	$18,672
	Average annual total return	15.81%	9.78%	1.83%	6.44%
Russell 1000® Index	Growth of $10,000	$11,642	$13,719	$10,995	$20,649
	Average annual total return	16.42%	11.12%	1.92%	7.52%
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,541	$13,118	$10,818	$18,181
	Average annual total return	15.41%	9.47%	1.59%	6.16%
Russell 1000® Index	Growth of $10,000	$11,642	$13,719	$10,995	$20,649
	Average annual total return	16.42%	11.12%	1.92%	7.52%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

U.S. equities performed very well during 2012, based on the 16.42% return of the Russell 1000® Index.1 While economic instability overseas and uncertainty related to the U.S. elections and "fiscal cliff" led to periodic market volatility, these factors were outweighed by the combination of favorable central bank policy, steady (albeit slow) economic growth and robust corporate earnings.

Class A shares of the Fund delivered a positive total return of 15.81% (unadjusted for contract charges) during the annual period, but it modestly underperformed the benchmark. Although we believe our systematic approach to stock selection is effective over the long term, we were unable to keep pace with the market during the past year — a time characterized by choppy market conditions and rapid shifts in investor sentiment.

We generated substantial outperformance in the energy sector through our overweight positions in refining stocks, which rallied due to the rising spread between the cost of the primary input (crude oil) and the price they can command for their various outputs (unleaded gas, diesel fuel, etc.).2 Tesoro Corp., Valero Energy Corp. and Western Refining, Inc. were among our strongest contributors in this area.

Our relative performance compared to the benchmark was also boosted by our underweight positions in a sizeable number of mega-cap stocks that lagged the broader market in 2012, among them Exxon Mobil Corp., Johnson & Johnson, Hewlett-Packard Co. and McDonald's Corp.*

Consumers' rapid shift from personal computers (PCs) to mobile devices took a bite out of Fund performance in 2012. Not only were we hurt by an underweight in Apple, Inc., but also overweights in PC and PC supply-chain companies such as Dell, Inc.,* Microsoft Corp. and Seagate Technology PLC.* Weak stock selection in the health care, consumer staples and utilities sectors also proved to be key factors in our underperformance.

While we foresee a generally positive backdrop for equities in 2013 thanks to the extremely supportive policies of the U.S. Federal Reserve Board (the Fed), we also believe elevated market volatility is likely in the first half of the year. Even after the fiscal cliff is resolved, there is still likely to be a great deal of haggling regarding specific elements of tax policy as we move through the first half of the year. In addition, the odds of periodic, disruptive headlines from overseas remain high. In this potentially uneven market environment, we believe our steady, disciplined approach should help us identify attractive individual stocks for the portfolio.

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC, Subadvisor to the Fund

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the portfolio as of December 31, 2012.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/12	12/31/11

Information Technology	18%	20%
Financials	16%	17%
Consumer Discretionary	13%	10%
Energy	12%	13%
Health Care	12%	14%
Consumer Staples	12%	9%
Industrials	8%	9%
Materials	6%	6%
Telecommunication Services	2%	1%
Utilities	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 12.8%
Automobiles 1.8%
General Motors Co.* (a)	113,800	3,280,854
Hotels, Restaurants & Leisure 0.7%
Brinker International, Inc.	2,200	68,178
Marriott Vacations Worldwide Corp.*	1,900	79,173
Melco Crown Entertainment Ltd. (ADR)*	11,700	197,028
Six Flags Entertainment Corp.	8,800	538,560
Starbucks Corp.	6,900	369,978
Yum! Brands, Inc.	700	46,480
		1,299,397
Household Durables 1.1%
M.D.C. Holdings, Inc. (a)	6,200	227,912
Ryland Group, Inc.	8,800	321,200
Sony Corp. (ADR)	23,400	262,080
Whirlpool Corp.	11,500	1,170,125
		1,981,317
Internet & Catalog Retail 1.4%
Expedia, Inc. (a)	40,400	2,482,580
Leisure Equipment & Products 0.2%
Polaris Industries, Inc. (a)	4,000	336,600
Media 3.7%
Comcast Corp. "A"	54,600	2,040,948
Comcast Corp. Special "A" (a)	54,700	1,966,465
Gannett Co., Inc. (a)	98,300	1,770,383
Lions Gate Entertainment Corp.* (a)	13,800	226,320
McGraw-Hill Companies, Inc.	12,700	694,309
		6,698,425
Multiline Retail 0.8%
Dillard's, Inc. "A"	5,215	436,861
Macy's, Inc.	25,300	987,206
		1,424,067
Specialty Retail 3.1%
Aaron's, Inc.	7,900	223,412
Home Depot, Inc.	10,000	618,500
The Gap, Inc.	89,200	2,768,768
TJX Companies, Inc.	50,200	2,130,990
		5,741,670
Consumer Staples 11.6%
Beverages 2.1%
Anheuser-Busch InBev NV (ADR)	27,700	2,421,257
Diageo PLC (ADR)	8,300	967,614
PepsiCo, Inc.	5,000	342,150
		3,731,021
Food & Staples Retailing 3.3%
Costco Wholesale Corp.	28,000	2,765,560
CVS Caremark Corp.	45,600	2,204,760
Wal-Mart Stores, Inc.	16,200	1,105,326
		6,075,646
	Shares	Value ($)

Food Products 1.6%
Bunge Ltd. (a)	12,800	930,432
Dean Foods Co.* (a)	31,300	516,763
Nestle SA (ADR) (Registered)	3,800	247,646
Tyson Foods, Inc. "A" (a)	61,200	1,187,280
		2,882,121
Household Products 2.4%
Kimberly-Clark Corp. (a)	13,000	1,097,590
Procter & Gamble Co.	48,800	3,313,032
		4,410,622
Tobacco 2.2%
Altria Group, Inc.	25,900	813,778
Lorillard, Inc.	2,100	245,007
Philip Morris International, Inc.	34,600	2,893,944
		3,952,729
Energy 12.0%
Energy Equipment & Services 0.2%
Exterran Holdings, Inc.*	3,400	74,528
Transocean Ltd.	5,200	232,180
		306,708
Oil, Gas & Consumable Fuels 11.8%
ConocoPhillips	59,800	3,467,802
CVR Energy, Inc.* (a)	9,700	473,263
Delek U.S. Holdings, Inc.	8,900	225,348
Exxon Mobil Corp.	8,600	744,330
HollyFrontier Corp.	61,200	2,848,860
Marathon Oil Corp.	31,700	971,922
Marathon Petroleum Corp.	42,200	2,658,600
Phillips 66	50,900	2,702,790
Statoil ASA (ADR)	52,300	1,309,592
Suncor Energy, Inc.	8,300	273,734
Tesoro Corp. (a)	67,500	2,973,375
Valero Energy Corp.	16,200	552,744
Western Refining, Inc. (a)	74,200	2,091,698
Williams Companies, Inc.	3,300	108,042
		21,402,100
Financials 15.9%
Capital Markets 1.7%
BlackRock, Inc. (a)	3,500	723,485
Franklin Resources, Inc.	7,600	955,320
T. Rowe Price Group, Inc.	20,200	1,315,626
		2,994,431
Commercial Banks 2.2%
East West Bancorp., Inc.	6,100	131,089
HSBC Holdings PLC (ADR) (a)	5,000	265,350
IBERIABANK Corp.	500	24,560
KeyCorp	163,300	1,374,986
Royal Bank of Canada	6,600	397,980
Zions Bancorp. (a)	80,600	1,724,840
		3,918,805
Consumer Finance 1.1%
Capital One Financial Corp.	2,500	144,825
Discover Financial Services	49,100	1,892,805
		2,037,630
	Shares	Value ($)

Diversified Financial Services 3.8%
Citigroup, Inc.	70,800	2,800,848
JPMorgan Chase & Co.	66,100	2,906,417
Moody's Corp. (a)	22,700	1,142,264
		6,849,529
Insurance 5.0%
ACE Ltd.	3,700	295,260
Aflac, Inc. (a)	59,000	3,134,080
Allstate Corp.	50,400	2,024,568
Chubb Corp.	19,800	1,491,336
Cincinnati Financial Corp.	2,300	90,068
CNO Financial Group, Inc. (a)	6,600	61,578
Everest Re Group Ltd.	3,300	362,835
Fidelity National Financial, Inc. "A" (a)	4,600	108,330
First American Financial Corp.	12,700	305,943
MBIA, Inc.*	2,600	20,410
PartnerRe Ltd.	7,100	571,479
Progressive Corp. (a)	26,300	554,930
The Travelers Companies, Inc.	2,000	143,640
		9,164,457
Real Estate Investment Trusts 2.1%
American Tower Corp. (REIT)	7,300	564,071
CBL & Associates Properties, Inc. (REIT) (a)	14,400	305,424
Highwoods Properties, Inc. (REIT)	1,300	43,485
Ryman Hospitality Properties, Inc. (REIT) (a)	6,648	255,682
Weyerhaeuser Co. (REIT)	97,600	2,715,232
		3,883,894
Thrifts & Mortgage Finance 0.0%
Ocwen Financial Corp.*	2,400	83,016
Health Care 11.6%
Biotechnology 2.5%
Alexion Pharmaceuticals, Inc.*	8,100	759,861
Amgen, Inc. (a)	33,100	2,857,192
Celgene Corp.*	2,000	157,440
Onyx Pharmaceuticals, Inc.* (a)	10,500	793,065
		4,567,558
Health Care Equipment & Supplies 0.4%
Boston Scientific Corp.* (a)	85,800	491,634
Teleflex, Inc.	1,000	71,310
Zimmer Holdings, Inc.	3,500	233,310
		796,254
Health Care Providers & Services 4.3%
Aetna, Inc. (a)	25,200	1,166,760
Centene Corp.*	1,000	41,000
CIGNA Corp.	25,700	1,373,922
Express Scripts Holding Co.*	4,700	253,800
Health Net, Inc.*	11,600	281,880
Humana, Inc.	13,200	905,916
McKesson Corp.	12,300	1,192,608
UnitedHealth Group, Inc.	34,100	1,849,584
WellCare Health Plans, Inc.*	4,700	228,843
WellPoint, Inc. (a)	7,000	426,440
		7,720,753
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	3,400	216,852
Pharmaceuticals 4.3%
Abbott Laboratories	45,400	2,973,700
Allergan, Inc.	7,900	724,667
	Shares	Value ($)

AstraZeneca PLC (ADR)	5,200	245,804
Eli Lilly & Co.	13,700	675,684
Johnson & Johnson	11,700	820,170
Merck & Co., Inc.	5,000	204,700
Mylan, Inc.* (a)	13,100	359,988
Novo Nordisk AS (ADR)	10,000	1,632,100
Sanofi (ADR)	3,800	180,044
		7,816,857
Industrials 8.1%
Aerospace & Defense 4.9%
Alliant Techsystems, Inc.	5,700	353,172
Boeing Co.	30,500	2,298,480
General Dynamics Corp.	5,500	380,985
Huntington Ingalls Industries, Inc. (a)	7,100	307,714
Lockheed Martin Corp.	15,800	1,458,182
Northrop Grumman Corp. (a)	28,400	1,919,272
Raytheon Co. (a)	35,800	2,060,648
Triumph Group, Inc.	1,700	111,010
		8,889,463
Air Freight & Logistics 0.2%
United Parcel Service, Inc. "B"	5,900	435,007
Airlines 1.1%
Alaska Air Group, Inc.*	14,800	637,732
Ryanair Holdings PLC (ADR)	2,300	78,844
Southwest Airlines Co. (a)	29,400	301,056
U.S. Airways Group, Inc.* (a)	48,300	652,050
United Continental Holdings, Inc.*	16,000	374,080
		2,043,762
Commercial Services & Supplies 0.1%
Avery Dennison Corp. (a)	4,700	164,124
Construction & Engineering 0.1%
Quanta Services, Inc.*	8,800	240,152
Industrial Conglomerates 0.4%
Koninklijke Philips Electronics NV	25,600	679,424
Machinery 1.2%
ITT Corp.	32,100	753,066
Oshkosh Corp.*	27,600	818,340
Terex Corp.* (a)	19,900	559,389
		2,130,795
Trading Companies & Distributors 0.1%
United Rentals, Inc.*	2,400	109,248
Information Technology 17.6%
Communications Equipment 5.5%
Brocade Communications Systems, Inc.*	104,800	558,584
Cisco Systems, Inc.	197,400	3,878,910
Harris Corp.	6,700	328,032
QUALCOMM, Inc.	47,200	2,927,344
Research In Motion Ltd.* (a)	194,900	2,315,412
		10,008,282
Computers & Peripherals 0.6%
Apple, Inc.	300	159,909
EMC Corp.*	22,100	559,130
Hewlett-Packard Co.	8,500	121,125
SanDisk Corp.*	5,000	217,800
		1,057,964
	Shares	Value ($)

Electronic Equipment, Instruments & Components 0.2%
Ingram Micro, Inc. "A"*	15,000	253,800
Vishay Intertechnology, Inc.* (a)	4,200	44,646
		298,446
Internet Software & Services 2.6%
Akamai Technologies, Inc.* (a)	29,000	1,186,390
AOL, Inc.*	63,900	1,892,079
eBay, Inc.*	14,100	719,382
IAC/InterActiveCorp.	21,400	1,012,220
		4,810,071
IT Services 4.2%
Accenture PLC "A"	4,900	325,850
Cognizant Technology Solutions Corp. "A"*	3,600	266,580
Computer Sciences Corp. (a)	56,300	2,254,815
CoreLogic, Inc.*	31,300	842,596
Heartland Payment Systems, Inc. (a)	3,500	103,250
Lender Processing Services, Inc.	12,800	315,136
Visa, Inc. "A" (a)	23,000	3,486,340
		7,594,567
Semiconductors & Semiconductor Equipment 1.6%
First Solar, Inc.* (a)	54,000	1,667,520
Kulicke & Soffa Industries, Inc.*	33,900	406,461
Micron Technology, Inc.* (a)	118,400	751,840
RF Micro Devices, Inc.*	28,700	128,576
		2,954,397
Software 2.9%
Activision Blizzard, Inc. (a)	19,200	203,904
Cadence Design Systems, Inc.*	26,700	360,717
Microsoft Corp.	94,400	2,523,312
Solarwinds, Inc.* (a)	22,500	1,180,125
Symantec Corp.*	52,000	978,120
		5,246,178
Materials 5.5%
Chemicals 3.4%
CF Industries Holdings, Inc.	14,500	2,945,820
Georgia Gulf Corp. (a)	19,200	792,576
LyondellBasell Industries NV "A"	11,400	650,826
Monsanto Co.	18,500	1,751,025
		6,140,247
Construction Materials 0.3%
Cemex SAB de CV (ADR) (a)	45,700	451,059
Eagle Materials, Inc.	2,900	169,650
		620,709
	Shares	Value ($)

Containers & Packaging 0.1%
Bemis Co., Inc. (a)	4,400	147,224
Metals & Mining 1.0%
AngloGold Ashanti Ltd. (ADR)	14,100	442,317
Kinross Gold Corp.	138,200	1,343,304
		1,785,621
Paper & Forest Products 0.7%
Louisiana-Pacific Corp.* (a)	70,800	1,367,856
Telecommunication Services 2.6%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	31,400	1,058,494
Verizon Communications, Inc.	34,100	1,475,507
		2,534,001
Wireless Telecommunication Services 1.2%
Sprint Nextel Corp.* (a)	369,400	2,094,498
Telephone & Data Systems, Inc.	6,200	137,268
		2,231,766
Utilities 1.5%
Electric Utilities 0.6%
Duke Energy Corp.	12,300	784,740
NV Energy, Inc.	11,900	215,866
		1,000,606
Independent Power Producers & Energy Traders 0.0%
NRG Energy, Inc.	3,125	71,846
Multi-Utilities 0.9%
Ameren Corp.	24,600	755,712
Consolidated Edison, Inc. (a)	15,900	883,086
		1,638,798
Total Common Stocks (Cost $160,837,579)		180,256,447

Securities Lending Collateral 21.4%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $38,894,571)	38,894,571	38,894,571

Cash Equivalents 0.7%
Central Cash Management Fund, 0.15% (b) (Cost $1,232,525)	1,232,525	1,232,525

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $200,964,675)†	121.3	220,383,543
Other Assets and Liabilities, Net	(21.3)	(38,737,242)
Net Assets	100.0	181,646,301

* Non-income producing security.

† The cost for federal income tax purposes was $202,255,598. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $18,127,945. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,498,690 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,370,745.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $38,861,026, which is 21.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	3/15/2013	19	1,349,095	(7,268)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$180,256,447	$—	$—	$180,256,447
Short-Term Investments (d)	40,127,096	—	—	40,127,096
Total	$220,383,543	$—	$—	$220,383,543
Liabilities
Derivatives (e) Futures Contracts	$(7,268)	$—	$—	$(7,268)
Total	$(7,268)	$—	$—	$(7,268)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $160,837,579) — including $38,861,026 of securities loaned	$180,256,447
Investment in Daily Assets Fund Institutional (cost $38,894,571)*	38,894,571
Investment in Central Cash Management Fund (cost $1,232,525)	1,232,525
Total investments in securities, at value (cost $200,964,675)	220,383,543
Deposit with broker for futures contracts	199,504
Receivable for Fund shares sold	104,403
Dividends receivable	196,247
Interest receivable	14,622
Foreign taxes recoverable	1,475
Other assets	3,332
Total assets	220,903,126
Liabilities
Payable upon return of securities loaned	38,894,571
Payable for Fund shares redeemed	189,785
Payable for variation margin on futures contracts	7,268
Accrued management fee	60,180
Accrued Trustees' fees	1,677
Other accrued expenses and payables	103,344
Total liabilities	39,256,825
Net assets, at value	$181,646,301
Net Assets Consist of
Undistributed net investment income	2,843,728
Net unrealized appreciation (depreciation) on: Investments	19,418,868
Futures	(7,268)
Accumulated net realized gain (loss)	(65,592,626)
Paid-in capital	224,983,599
Net assets, at value	$181,646,301
Class A Net Asset Value, offering and redemption price per share ($180,038,389 ÷ 21,101,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.53
Class B Net Asset Value, offering and redemption price per share ($1,607,912 ÷ 188,843 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.51

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $16,511)	$3,679,562
Income distributions — Central Cash Management Fund	1,871
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	99,878
Total income	3,781,311
Expenses: Management fee	593,402
Administration fee	152,154
Services to shareholders	2,379
Record keeping fee (Class B)	946
Distribution service fee (Class B)	4,068
Custodian fee	27,896
Professional fees	55,515
Reports to shareholders	49,716
Trustees' fees and expenses	7,837
Other	9,710
Total expenses	903,623
Net investment income	2,877,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,470,237
Futures	356,099
Foreign currency	64
14,826,400
Change in net unrealized appreciation (depreciation) on: Investments	(1,103,603)
Futures	(30,001)
Foreign currency	(18)
(1,133,622)
Net gain (loss)	13,692,778
Net increase (decrease) in net assets resulting from operations	$16,570,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$2,877,688	$1,190,417
Net realized gain (loss)	14,826,400	5,787,003
Change in net unrealized appreciation (depreciation)	(1,133,622)	(6,735,551)
Net increase (decrease) in net assets resulting from operations	16,570,466	241,869
Distributions to shareholders from: Net investment income: Class A	(1,157,831)	(1,231,321)
Class B	(17,067)	(19,225)
Total distributions	(1,174,898)	(1,250,546)
Fund share transactions: Class A Proceeds from shares sold	5,653,743	6,626,996
Net assets acquired in tax-free reorganization*	103,303,156	—
Reinvestment of distributions	1,157,831	1,231,321
Payments for shares redeemed	(30,735,177)	(19,720,206)
Net increase (decrease) in net assets from Class A share transactions	79,379,553	(11,861,889)
Class B Proceeds from shares sold	52,927	79,702
Net assets acquired in tax-free reorganization*	34,921	—
Reinvestment of distributions	17,067	19,225
Payments for shares redeemed	(312,213)	(429,706)
Net increase (decrease) in net assets from Class B share transactions	(207,298)	(330,779)
Increase (decrease) in net assets	94,567,823	(13,201,345)
Net assets at beginning of period	87,078,478	100,279,823
Net assets at end of period (including undistributed net investment income of $2,843,728 and $1,129,614, respectively)	$181,646,301	$87,078,478
Other Information
Class A Shares outstanding at beginning of period	11,456,872	13,004,152
Shares sold	703,069	857,669
Shares issued in tax-free reorganization*	12,597,547	—
Shares issued to shareholders in reinvestment of distributions	141,027	148,352
Shares redeemed	(3,797,505)	(2,553,301)
Net increase (decrease) in Class A shares	9,644,138	(1,547,280)
Shares outstanding at end of period	21,101,010	11,456,872
Class B Shares outstanding at beginning of period	214,502	256,466
Shares sold	6,501	10,552
Shares issued in tax-free reorganization*	4,259	—
Shares issued to shareholders in reinvestment of distributions	2,076	2,316
Shares redeemed	(38,495)	(54,832)
Net increase (decrease) in Class B shares	(25,659)	(41,964)
Shares outstanding at end of period	188,843	214,502

* On April 30, 2012, DWS Blue Chip VIP was acquired by the Fund through a tax-free reorganization (see Note G).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$7.46	$7.56	$6.71		$5.12		$10.81
Income (loss) from investment operations: Net investment incomea	.15	.10	.09		.10		.10
Net realized and unrealized gain (loss)	1.03	(.10)	.87		1.61		(3.45)
Total from investment operations	1.18	.00	.96		1.71		(3.35)
Less distributions from: Net investment income	(.11)	(.10)	(.11)		(.12)		(.18)
Net realized gains	—	—	—		—		(2.16)
Total distributions	(.11)	(.10)	(.11)		(.12)		(2.34)
Net asset value, end of period	$8.53	$7.46	$7.56		$6.71		$5.12
Total Return (%)	15.81	(.14)	14.40	b	34.15	b	(38.31	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180	85	98		101		94
Ratio of expenses before expense reductions (%)	.59	.63	.63		.63		.60
Ratio of expenses after expense reductions (%)	.59	.63	.60		.54		.54
Ratio of net investment income (%)	1.90	1.25	1.32		1.74		1.34
Portfolio turnover rate (%)	307	215	145		82		130
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$7.45	$7.55	$6.70		$5.12		$10.77
Income (loss) from investment operations: Net investment incomea	.11	.08	.07		.08		.08
Net realized and unrealized gain (loss)	1.03	(.10)	.87		1.60		(3.42)
Total from investment operations	1.14	(.02)	.94		1.68		(3.34)
Less distributions from: Net investment income	(.08)	(.08)	(.09)		(.10)		(.15)
Net realized gains	—	—	—		—		(2.16)
Total distributions	(.08)	(.08)	(.09)		(.10)		(2.31)
Net asset value, end of period	$8.51	$7.45	$7.55		$6.70		$5.12
Total Return (%)	15.41	(.40)	14.12	b	33.64	b	(38.29	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2		2		2
Ratio of expenses before expense reductions (%)	.90	.88	.88		.89		.82
Ratio of expenses after expense reductions (%)	.90	.88	.85		.80		.77
Ratio of net investment income (%)	1.41	.99	1.07		1.48		1.12
Portfolio turnover rate (%)	307	215	145		82		130
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP (formerly DWS Growth & Income VIP), DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Core Equity VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $63,882,000 of pre-enactment losses, including $27,700,000 inherited from its merger with DWS Blue Chip VIP in fiscal year 2012, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($34,761,000) and December 31, 2017 ($29,121,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2012 through December 31, 2012, the Fund elects to defer qualified late year net short-term realized capital losses of approximately $427,000 and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$2,843,728
Capital loss carryforwards	$(63,882,000)
Net unrealized appreciation (depreciation) on investments	$18,127,945

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$1,174,898	$1,250,546

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund entered into futures contracts in circumstances where portfolio management believed they offered an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $631,000 to $2,848,000.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(7,268)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$356,099

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(30,001)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $469,419,308 and $490,931,036, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As a subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.39% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $152,154, of which $15,431 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2012
Class A	$527	$134
Class B	81	20
	$608	$154

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $4,068, of which $501 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,086, of which $5,375 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41% and 35%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

G. Acquisition of Assets

On April 30, 2012, the Fund acquired all of the net assets of DWS Blue Chip VIP pursuant to a plan of reorganization approved by the Board of Trustees on November 18, 2011. The acquisition was accomplished by a tax-free exchange of 8,967,004 Class A shares and 3,018 Class B shares of DWS Blue Chip VIP for 12,597,547 Class A shares and 4,259 Class B shares of the Fund, respectively, outstanding on April 30, 2012. DWS Blue Chip VIP's net assets at that date, $103,338,077, including $13,470,096 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $92,542,116. The combined net assets of the Fund immediately following the acquisition were $195,880,193.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined portfolio for the period subsequent to the portfolio merger. Assuming the acquisition had been completed on January 1, 2012, the Fund's pro forma results of operations for the year ended December 31, 2012, are as follows:
Total Aggregated
Net investment income*	$3,204,806
Net gain (loss) on investments	$24,022,861
Net increase (decrease) in net assets resulting from operations	$27,227,667

* Net investment income includes $51,419 of pro forma eliminated expenses.

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Blue Chip VIP that have been included in the Fund's Statement of Operations since April 30, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Variable Series I and the Shareholders of DWS Core Equity VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Equity VIP (formerly DWS Growth & Income VIP) (the "Fund") at December 31, 2012 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 14, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,090.80	$1,089.60
Expenses Paid per $1,000*	$3.05	$4.99
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,022.22	$1,020.36
Expenses Paid per $1,000*	$2.95	$4.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Core Equity VIP	.58%	.95%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2012 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Core Equity VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and five-year periods and has outperformed its benchmark in the three-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1coreq-2 (R-025822-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Global Small Cap Growth VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
20 Report of Independent Registered Public Accounting Firm
21 Information About Your Fund's Expenses
22 Tax Information
22 Proxy Voting
23 Investment Management Agreement Approval
26 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.12% and 1.38% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,537	$13,164	$9,762	$28,317
	Average annual total return	15.37%	9.60%	-0.48%	10.97%
S&P Developed SmallCap Index	Growth of $10,000	$11,805	$13,430	$10,534	$28,742
	Average annual total return	18.05%	10.33%	1.05%	11.14%
DWS Global Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,501	$13,070	$9,618	$27,610
	Average annual total return	15.01%	9.33%	-0.78%	10.69%
S&P Developed SmallCap Index	Growth of $10,000	$11,805	$13,430	$10,534	$28,742
	Average annual total return	18.05%	10.33%	1.05%	11.14%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

DWS Global Small Cap Growth VIP returned 15.37% in 2012 (Class A shares, unadjusted for contract charges), underperforming the 18.05% return of the S&P® Developed SmallCap Index.1

During the year, our stock selection had a negative impact on performance, owing to weak selection within the consumer discretionary, health care and technology sectors.2 Among the contribution of individual stocks, our most notable detractors were Universal Entertainment Corp. and Questcor Pharmaceuticals, Inc.3* On the plus side, we added value through our sector allocations — most notably our underweight positions in the materials and utilities sectors — as well as our positions in Pacira Pharmaceuticals, Inc., the Chinese real-estate company K Wah International Holdings Ltd. and the Irish gaming company Paddy Power PLC.4

In a sign that merger and acquisition (M&A) activity has returned to the markets, six Fund holdings were taken over at a premium during 2012. Among the stocks that were acquired were Ancestry.com, Inc.,* the on-line family history Web site that was acquired by a private equity fund, and FSI International, Inc.,* a semiconductor equipment company that was bought out by Tokyo Electron Ltd.* We expect that trends in merger and acquisition (M&A) activity will remain strong, as cash-rich corporations and private equity funds continue to seek attractively valued small-cap growth companies.

We continue to hold a positive outlook for the global equity market as we move into 2013, even though the debate about U.S. fiscal policy could lead to periodic volatility in the first half of the year. The economic cycle has shown signs of an upswing, and while we don't necessarily foresee strong corporate earnings for the market as a whole, we currently believe there are a number of attractive investment opportunities, especially for companies such as us, who focus on individual stock selection. In addition, small-cap valuations remained below historical averages outside of the United States, meaning that there could be room for additional upside despite the strong performance of the past year.

Given our favorable outlook for the economy and the global equity markets, during the second half of the year we gradually adopted a greater emphasis on cyclical (economically sensitive) stocks, such as those in the industrials sector, and we trimmed our positions in the more defensive areas of the market, such as health care. On a regional basis, we continued to find growth stocks in both Europe and Asia trading at more compelling valuations than those in the United States. As a result, we maintained overweights in both regions and held an underweight position in the U.S. market.

We currently continue to diversify between potentially steady, defensive growth stocks on one hand and higher-beta, faster-growth names on the other.5,6

Joseph Axtell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.

2 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

3 Contribution incorporates both a stock's total return and its weighting in the Fund.

4 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

5 Beta measures a security's sensitivity to the movements of the fund's benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

6 Diversification neither assures a profit nor guarantees against loss.

* Not held in the portfolio as of December 31, 2012.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

United States	42%	45%
Continental Europe	24%	22%
Asia (excluding Japan)	10%	10%
United Kingdom	9%	11%
Japan	8%	7%
Canada	3%	1%
Latin America	1%	1%
Australia	1%	1%
Middle East	1%	1%
Other	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

Industrials	27%	23%
Consumer Discretionary	21%	20%
Health Care	14%	20%
Financials	13%	10%
Information Technology	9%	12%
Energy	7%	8%
Consumer Staples	6%	5%
Materials	3%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 98.7%
Australia 0.6%
Austal Ltd.*	306,363	179,516
Sunshine Heart, Inc.* (a)	86,380	526,054
(Cost $1,189,853)		705,570
Austria 1.9%
AMS AG	5,734	614,918
Andritz AG	27,269	1,751,984
(Cost $1,777,675)		2,366,902
Bermuda 1.3%
Energy XXI (Bermuda) Ltd. (b)	19,214	618,499
Lazard Ltd. "A" (a)	32,993	984,511
(Cost $1,428,422)		1,603,010
Brazil 0.9%
Fleury SA (Cost $1,184,833)	102,307	1,153,326
Canada 1.6%
Americas Petrogas, Inc.*	192,584	580,830
Fortress Paper Ltd. "A"*	19,448	157,391
SunOpta, Inc.*	222,575	1,253,097
(Cost $2,836,422)		1,991,318
Channel Islands 0.8%
Randgold Resources Ltd. (ADR) (Cost $600,244)	10,103	1,002,723
China 1.6%
Charm Communications, Inc. (ADR)	108,380	437,855
Minth Group Ltd.	1,391,554	1,609,462
(Cost $1,809,876)		2,047,317
Cyprus 0.7%
ProSafe SE (Cost $603,860)	95,272	819,398
Denmark 0.7%
GN Store Nord AS (Cost $729,902)	56,778	832,845
France 1.2%
Flamel Technologies SA (ADR)*	161,320	488,799
JC Decaux SA	41,153	993,183
(Cost $3,032,187)		1,481,982
Germany 5.0%
Fresenius Medical Care AG & Co. KGaA	24,102	1,665,260
Gerresheimer AG*	12,927	684,380
M.A.X. Automation AG	217,300	1,105,279
Rational AG	4,636	1,335,161
United Internet AG (Registered)	71,715	1,547,968
(Cost $2,494,291)		6,338,048
Gibraltar 0.3%
Bwin.Party Digital Entertainment PLC (Cost $864,797)	209,531	379,334
Hong Kong 3.7%
K Wah International Holdings Ltd.	3,860,033	1,883,677
REXLot Holdings Ltd.	20,422,633	1,559,478
Techtronic Industries Co., Ltd.	641,975	1,232,177
(Cost $3,109,842)		4,675,332
	Shares	Value ($)

Ireland 4.6%
C&C Group PLC (c)	120,694	743,798
C&C Group PLC (c)	185,737	1,142,546
Paddy Power PLC	29,212	2,407,796
Ryanair Holdings PLC (c)	2,200	13,401
Ryanair Holdings PLC (c)	245,507	1,529,533
(Cost $2,438,344)		5,837,074
Israel 0.7%
Allot Communications Ltd.* (a)	11,823	210,686
EZchip Semiconductor Ltd.* (a) (b)	18,342	606,570
(Cost $925,030)		817,256
Italy 0.7%
Prysmian SpA (Cost $776,260)	43,156	873,137
Japan 8.4%
Avex Group Holdings, Inc.	28,410	570,711
Hajime Construction Co., Ltd.	38,329	1,420,238
Japan Exchange Group, Inc. (b)	15,200	758,791
Kusuri No Aoki Co., Ltd. (b)	22,815	1,230,769
Medical System Network Co., Ltd.	117,061	540,887
MISUMI Group, Inc.	46,469	1,261,084
Nippon Seiki Co., Ltd.	100,890	1,083,765
OSG Corp.	66,786	927,194
Sumikin Bussan Corp.	407,782	1,054,645
United Arrows Ltd.	43,506	999,675
Universal Entertainment Corp.	40,910	701,733
(Cost $9,853,142)		10,549,492
Korea 1.4%
DGB Financial Group, Inc.	87,306	1,191,234
Interojo Co., Ltd.*	46,204	623,058
(Cost $1,895,361)		1,814,292
Luxembourg 0.8%
L'Occitane International SA (Cost $588,634)	300,039	954,090
Malaysia 0.8%
Hartalega Holdings Bhd. (Cost $595,736)	680,121	1,052,866
Netherlands 4.1%
Brunel International NV	22,825	1,104,648
Chicago Bridge & Iron Co. NV (d)	20,728	960,743
Koninklijke Vopak NV	26,234	1,849,751
SBM Offshore NV*	84,575	1,198,719
(Cost $2,353,918)		5,113,861
Philippines 1.2%
Alliance Global Group, Inc. (Cost $950,628)	3,675,271	1,502,012
Singapore 1.6%
Lian Beng Group Ltd.	1,915,990	640,849
UOB-Kay Hian Holdings Ltd.	220,360	294,612
Yongnam Holdings Ltd.	5,381,892	1,058,976
(Cost $1,997,189)		1,994,437
Switzerland 2.5%
Dufry AG (Registered)*	10,330	1,366,898
Partners Group Holding AG	7,929	1,831,373
(Cost $1,689,711)		3,198,271
	Shares	Value ($)

United Kingdom 9.3%
ARM Holdings PLC	70,218	897,872
Ashmore Group PLC	234,071	1,353,473
Babcock International Group PLC	153,039	2,374,972
Burberry Group PLC	43,776	896,294
Domino's Pizza Group PLC	124,098	1,015,906
Filtrona PLC	37,577	338,986
Hargreaves Lansdown PLC	82,882	921,000
IG Group Holdings PLC	128,107	937,955
John Wood Group PLC	87,220	1,030,562
Rotork PLC	38,802	1,609,159
Serco Group PLC	37,911	326,380
(Cost $6,015,630)		11,702,559
United States 42.3%
Advance Auto Parts, Inc.	12,086	874,422
Aecom Technology Corp.*	34,480	820,624
Aeropostale, Inc.*	51,413	668,883
Affiliated Managers Group, Inc.*	9,514	1,238,247
Altra Holdings, Inc.	29,279	645,602
Applied Industrial Technologies, Inc.	22,210	933,042
Approach Resources, Inc.* (b)	24,637	616,171
Ascena Retail Group, Inc.*	31,888	589,609
athenahealth, Inc.* (b)	9,356	687,198
BE Aerospace, Inc.*	38,888	1,921,067
BorgWarner, Inc.*	12,633	904,776
Cardtronics, Inc.*	26,700	633,858
Catamaran Corp.*	25,195	1,186,937
Centene Corp.*	16,903	693,023
Cognex Corp.	30,625	1,127,613
CONMED Corp.	28,686	801,774
Deckers Outdoor Corp.* (b)	17,478	703,839
Derma Sciences, Inc.* (b)	59,900	665,489
Dresser-Rand Group, Inc.*	26,444	1,484,566
Green Mountain Coffee Roasters, Inc.* (b)	33,549	1,387,587
Guess?, Inc.	29,951	734,998
Hain Celestial Group, Inc.*	10,432	565,623
Harris Corp. (b)	22,354	1,094,452
Haynes International, Inc.	15,606	809,483
HeartWare International, Inc.* (b)	9,729	816,750
Hi-Tech Pharmacal Co., Inc.	27,139	949,322
Informatica Corp.*	20,577	623,895
Jarden Corp.	25,416	1,314,007
Jefferies Group, Inc.	55,023	1,021,777
Joy Global, Inc.	8,798	561,136
Manitowoc Co., Inc.	90,535	1,419,589
MICROS Systems, Inc.*	11,031	468,156
NIC, Inc.	65,820	1,075,499
NxStage Medical, Inc.*	63,679	716,389
	Shares	Value ($)

Ocwen Financial Corp.*	25,609	885,815
Oil States International, Inc.*	15,628	1,118,027
Pacira Pharmaceuticals, Inc.* (b)	119,140	2,081,376
Parametric Technology Corp.*	30,835	694,096
Roadrunner Transportation Systems, Inc.*	18,486	335,336
Rockwood Holdings, Inc.	15,311	757,282
Rosetta Resources, Inc.*	13,680	620,525
Sauer-Danfoss, Inc.	15,759	841,058
Schweitzer-Mauduit International, Inc.	33,098	1,291,815
Signature Bank*	16,073	1,146,648
Stericycle, Inc.*	6,734	628,080
Tenneco, Inc.*	26,267	922,234
Thoratec Corp.*	41,168	1,544,623
TIBCO Software, Inc.*	21,027	462,804
TiVo, Inc.*	72,127	888,605
TreeHouse Foods, Inc.*	19,325	1,007,412
United Rentals, Inc.*	20,772	945,541
Urban Outfitters, Inc.*	33,265	1,309,310
VeriFone Systems, Inc.*	19,782	587,130
WABCO Holdings, Inc.*	20,069	1,308,298
Waddell & Reed Financial, Inc. "A"	33,493	1,166,226
WageWorks, Inc.*	48,650	865,970
Zions Bancorp. (b)	43,060	921,484
(Cost $39,674,268)		53,085,098
Total Common Stocks (Cost $91,416,055)		123,891,550

Warrants 0.0%
Malaysia
Hartalega Holdings Bhd., Expiration Date 5/29/2015* (Cost $0)	68,733	16,152

Securities Lending Collateral 8.5%
Daily Assets Fund Institutional, 0.20% (e) (f) (Cost $10,651,154)	10,651,154	10,651,154

Cash Equivalents 1.3%
Central Cash Management Fund, 0.15% (e) (Cost $1,607,690)	1,607,690	1,607,690

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $103,674,899)†	108.5	136,166,546
Other Assets and Liabilities, Net	(8.5)	(10,635,680)
Net Assets	100.0	125,530,866

* Non-income producing security.

† The cost for federal income tax purposes was $104,250,095. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $31,916,451. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,670,769 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,754,318.

(a) Listed on the NASDAQ Stock Market, Inc.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $9,975,959, which is 7.9% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the New York Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Warrants
Australia	$526,054	$179,516	$—	$705,570
Austria	—	2,366,902	—	2,366,902
Bermuda	1,603,010	—	—	1,603,010
Brazil	1,153,326	—	—	1,153,326
Canada	1,991,318	—	—	1,991,318
Channel Islands	1,002,723	—	—	1,002,723
China	437,855	1,609,462	—	2,047,317
Cyprus	—	819,398	—	819,398
Denmark	—	832,845	—	832,845
France	488,799	993,183	—	1,481,982
Germany	—	6,338,048	—	6,338,048
Gibraltar	—	379,334	—	379,334
Hong Kong	—	4,675,332	—	4,675,332
Ireland	—	5,837,074	—	5,837,074
Israel	817,256	—	—	817,256
Italy	—	873,137	—	873,137
Japan	—	10,549,492	—	10,549,492
Korea	—	1,814,292	—	1,814,292
Luxembourg	—	954,090	—	954,090
Malaysia	—	1,052,866	16,152	1,069,018
Netherlands	960,743	4,153,118	—	5,113,861
Philippines	—	1,502,012	—	1,502,012
Singapore	—	1,994,437	—	1,994,437
Switzerland	—	3,198,271	—	3,198,271
United Kingdom	—	11,702,559	—	11,702,559
United States	53,085,098	—	—	53,085,098
Short-Term Investments (g)	12,258,844	—	—	12,258,844
Total	$74,325,026	$61,825,368	$16,152	$136,166,546

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $91,416,055) — including $9,975,959 of securities loaned	$123,907,702
Investment in Daily Assets Fund Institutional (cost $10,651,154)*	10,651,154
Investment in Central Cash Management Fund (cost $1,607,690)	1,607,690
Total investments in securities, at value (cost $103,674,899)	136,166,546
Cash	5,141
Foreign currency, at value (cost $259,965)	262,502
Receivable for investments sold	58,664
Receivable for Fund shares sold	1,517
Dividends receivable	40,119
Interest receivable	15,453
Foreign taxes recoverable	66,093
Due from Advisor	888
Other assets	2,473
Total assets	136,619,396
Liabilities
Payable upon return of securities loaned	10,651,154
Payable for Fund shares redeemed	283,446
Accrued management fee	79,374
Accrued Trustees' fees	2,243
Other accrued expenses and payables	72,313
Total liabilities	11,088,530
Net assets, at value	$125,530,866
Net Assets Consist of
Undistributed net investment income	838,969
Net unrealized appreciation (depreciation) on: Investments	32,491,647
Foreign currency	5,338
Accumulated net realized gain (loss)	8,883,764
Paid-in capital	83,311,148
Net assets, at value	$125,530,866
Class A Net Asset Value, offering and redemption price per share ($123,683,637 ÷ 8,977,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.78
Class B Net Asset Value, offering and redemption price per share ($1,847,229 ÷ 136,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.52

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $80,019)	$1,981,254
Income distributions — Central Cash Management Fund	3,239
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	110,747
Total income	2,095,240
Expenses: Management fee	1,119,237
Administration fee	125,757
Services to shareholders	2,617
Distribution service fee (Class B)	4,723
Record keeping fee (Class B)	1,170
Custodian fee	28,448
Professional fees	53,322
Reports to shareholders	30,467
Trustees' fees and expenses	6,811
Other	26,213
Total expenses before expense reductions	1,398,765
Expense reductions	(164,156)
Total expenses after expense reductions	1,234,609
Net investment income (loss)	860,631
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,556,971
Foreign currency	(17,063)
9,539,908
Change in net unrealized appreciation (depreciation) on: Investments	7,636,799
Foreign currency	21,056
7,657,855
Net gain (loss)	17,197,763
Net increase (decrease) in net assets resulting from operations	$18,058,394

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$860,631	$834,776
Net realized gain (loss)	9,539,908	18,183,138
Change in net unrealized appreciation (depreciation)	7,657,855	(33,281,372)
Net increase (decrease) in net assets resulting from operations	18,058,394	(14,263,458)
Distributions to shareholders from: Net investment income: Class A	(847,848)	(2,513,532)
Class B	(8,192)	(31,935)
Net realized gains: Class A	(6,623,008)	—
Class B	(104,904)	—
Total distributions	(7,583,952)	(2,545,467)
Fund share transactions: Class A Proceeds from shares sold	3,854,918	8,812,558
Reinvestment of distributions	7,470,856	2,513,532
Payments for shares redeemed	(21,145,077)	(29,308,758)
Net increase (decrease) in net assets from Class A share transactions	(9,819,303)	(17,982,668)
Class B Proceeds from shares sold	79,415	118,378
Reinvestment of distributions	113,096	31,935
Payments for redeemed	(365,396)	(327,414)
Net increase (decrease) in net assets from Class B share transactions	(172,885)	(177,101)
Increase (decrease) in net assets	482,254	(34,968,694)
Net assets at beginning of period	125,048,612	160,017,306
Net assets at end of period (including undistributed net investment income of $838,969 and $821,499, respectively)	$125,530,866	$125,048,612
Other Information
Class A Shares outstanding at beginning of period	9,718,286	11,043,518
Shares sold	294,057	635,010
Shares issued to shareholders in reinvestment of distributions	561,297	165,582
Shares redeemed	(1,595,849)	(2,125,824)
Net increase (decrease) in Class A shares	(740,495)	(1,325,232)
Shares outstanding at end of period	8,977,791	9,718,286
Class B Shares outstanding at beginning of period	150,330	163,772
Shares sold	6,256	8,664
Shares issued to shareholders in reinvestment of distributions	8,640	2,139
Shares redeemed	(28,619)	(24,245)
Net increase (decrease) in Class B shares	(13,723)	(13,442)
Shares outstanding at end of period	136,607	150,330

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.67	$14.28	$11.32	$7.79	$18.28
Income (loss) from investment operations: Net investment income (loss)a	.09	.08	.05	.04	.20	c
Net realized and unrealized gain (loss)	1.83	(1.45)	2.96	3.64	(8.18)
Total from investment operations	1.92	(1.37)	3.01	3.68	(7.98)
Less distributions from: Net investment income	(.09)	(.24)	(.05)	(.15)	(.04)
Net realized gains	(.72)	—	—	—	(2.47)
Total distributions	(.81)	(.24)	(.05)	(.15)	(2.51)
Net asset value, end of period	$13.78	$12.67	$14.28	$11.32	$7.79
Total Return (%)b	15.37	(9.90)	26.64	48.20	(49.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124	123	158	139	117
Ratio of expenses before expense reductions (%)	1.11	1.12	1.12	1.11	1.11
Ratio of expenses after expense reductions (%)	.98	1.00	1.04	.99	.99
Ratio of net investment income (loss) (%)	.69	.57	.42	.47	1.53	c
Portfolio turnover rate (%)	36	31	39	53	21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets for the year ended December 31, 2008.

	Years Ended December 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.45	$14.03	$11.11	$7.65	$18.03
Income (loss) from investment operations: Net investment income (loss)a	.06	.05	.03	.02	.16	c
Net realized and unrealized gain (loss)	1.79	(1.43)	2.90	3.57	(8.07)
Total from investment operations	1.85	(1.38)	2.93	3.59	(7.91)
Less distributions from: Net investment income	(.06)	(.20)	(.01)	(.13)	—
Net realized gains	(.72)	—	—	—	(2.47)
Total distributions	(.78)	(.20)	(.01)	(.13)	(2.47)
Net asset value, end of period	$13.52	$12.45	$14.03	$11.11	$7.65
Total Return (%)b	15.01	(10.08)	26.38	47.66	(50.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	7	5
Ratio of expenses before expense reductions (%)	1.43	1.38	1.34	1.42	1.42
Ratio of expenses after expense reductions (%)	1.23	1.25	1.26	1.30	1.30
Ratio of net investment income (loss) (%)	.44	.32	.20	.16	1.21	c
Portfolio turnover rate (%)	36	31	39	53	21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets for the year ended December 31, 2008.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP (formerly DWS Growth & Income VIP), DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Global Small Cap Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$838,969
Undistributed long-term capital gains	$9,458,962
Net unrealized appreciation (depreciation) on investments	$31,916,451

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary Income*	$856,040	$2,545,467
Distributions from long-term capital gains	$6,727,912	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $44,173,342 and $61,083,557, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

For the period from January 1, 2012 through September 30, 2012, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.99%
Class B	1.24%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.94%
Class B	1.19%

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $162,407, and the amount charged aggregated $956,830, which was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $125,757, of which $10,553 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$440	$440
Class B	136	136
	$576	$576

For the year ended December 31, 2012, the Advisor reimbursed the Fund $1,170 of record keeping expenses for Class B shares.

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $4,723, of which $3 was waived and $391 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,672, of which $5,488 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,240.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 49%, 17% and 10%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Variable Series I and the Shareholders of DWS Global Small Cap Growth VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Small Cap Growth VIP (the "Fund") at December 31, 2012 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 14, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,120.30	$1,118.30
Expenses Paid per $1,000*	$5.12	$6.50
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,020.31	$1,019.00
Expenses Paid per $1,000*	$4.88	$6.19

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Small Cap Growth VIP	.96%	1.22%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

The Fund paid distributions of $0.717 per share from net long-term capital gains during its year ended December 31, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,421,000 as capital gain dividends for its year ended December 31, 2012, of which 100% represents 15% rate gains.

For corporate shareholders of the Fund, 24% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2012 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Global Small Cap Growth VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and five-year periods and has outperformed its benchmark in the three-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1gloscg-2 (R-025821-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS International VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
19 Report of Independent Registered Public Accounting Firm
20 Information About Your Fund's Expenses
21 Tax Information
22 Proxy Voting
23 Investment Management Agreement Approval
26 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.00% and 1.28% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,065	$10,216	$7,064	$17,626
	Average annual total return	20.65%	0.72%	-6.71%	5.83%
MSCI EAFE® Index	Growth of $10,000	$11,732	$11,106	$8,287	$22,021
	Average annual total return	17.32%	3.56%	-3.69%	8.21%
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,013	$10,131	$6,967	$17,127
	Average annual total return	20.13%	0.43%	-6.97%	5.53%
MSCI EAFE® Index	Growth of $10,000	$11,732	$11,106	$8,287	$22,021
	Average annual total return	17.32%	3.56%	-3.69%	8.21%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

The Class A shares of the Fund returned 20.65% (unadjusted for contract charges) during 2012, outperforming the 17.32% return of the MSCI EAFE Index.

International equities performed very well during 2012, returning 17.32% as measured by the Fund's benchmark, the MSCI EAFE Index.1 Even though the foreign markets have their share of challenges — including recessionary conditions in Europe and Japan as well as slowing growth in China — investors responded favorably to the stimulus provided by the European Central Bank (ECB), together with ECB President Mario Draghi's pledge to do "whatever it takes" to hold the Eurozone together.

We utilize a proprietary investment process designed to identify attractive investment candidates, generated by more than 5,000 equity analysts around the globe who collectively cover over 10,000 securities. Through the quality of these analysts' fundamental research, this process seeks to identify investments that may offer the potential for price appreciation.

The nature of our approach means that stock selection will typically be the most important driver of the Fund's relative performance. Our stock selection process worked best in the technology, industrials and consumer discretionary sectors during 2012, while it was least effective in health care and utilities. While we do not target specific sector allocations, our bottom-up process leads us to take over- and underweight positions in certain sectors.2 During the past year, our overweight in utilities hurt performance, while our underweight in energy was a substantial positive.

In terms of individual stocks, our top contributor was the French technology company Dassault Systemes SA, which reported strong earnings and double-digit revenue growth.3 Also making positive contributions were the German media company Deutsche Post AG and the financial companies ING Groep NV and BOC Hong Kong (Holdings) Ltd. Our leading individual detractors were the Israeli and Swedish telecommunications companies Bezeq International Ltd.* and TeliaSonera AB, respectively, the Japanese industrial conglomerate Mitsui & Co., Ltd., and the Swedish utility Fortum Oyj.

While 2013 is unlikely to bring returns on the level of what we witnessed during the past year, we believe the backdrop for international equities remains favorable. The European Central Bank and the Bank of Japan provided aggressive stimulus to their respective economies and financial markets, and China's new government is likely to enact stimulus programs of its own in the year ahead. On the other hand, however, economic growth remained slow in many regions and negative in others, and the potential for headline risk remains high. We believe our disciplined, systematic approach can continue to add value in this potentially volatile environment.

Thomas Voecking

Anna Wallentin

Juergen Foerster

Johannes Prix, PhD,

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

3 Contribution incorporates both a stock's total return and its weighting in the Fund.

* Not held in the portfolio as of December 31, 2012.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	100%	97%
Cash Equivalents	0%	2%
Preferred Stocks	—	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

Continental Europe	50%	45%
Japan	24%	21%
United Kingdom	13%	15%
Asia (excluding Japan)	6%	9%
Australia	6%	9%
Other	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

Financials	27%	27%
Industrials	21%	11%
Utilities	12%	6%
Consumer Discretionary	11%	8%
Telecommunication Services	10%	7%
Information Technology	7%	11%
Materials	6%	4%
Energy	4%	6%
Consumer Staples	2%	8%
Health Care	0%	12%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 98.2%
Australia 5.5%
Asciano Ltd.	62,000	302,998
Australia & New Zealand Banking Group Ltd.	42,700	1,117,924
BHP Billiton Ltd.	102,500	4,002,943
Lend Lease Group	73,000	711,200
National Australia Bank Ltd.	156,807	4,100,939
Newcrest Mining Ltd.	92,992	2,171,080
Westpac Banking Corp.	7,455	203,808
(Cost $12,948,935)		12,610,892
Austria 0.3%
Erste Group Bank AG* (Cost $439,909)	19,000	607,535
Finland 2.6%
Fortum Oyj (Cost $5,950,772)	315,000	5,923,740
France 6.0%
Dassault Systemes SA	63,800	7,142,108
Publicis Groupe	18,200	1,090,466
Safran SA (a)	55,400	2,417,412
Unibail-Rodamco SE (REIT)	13,000	3,182,484
(Cost $10,248,873)		13,832,470
Germany 15.7%
Adidas AG	116,600	10,391,182
Allianz SE (Registered)	9,500	1,316,098
BASF SE	68,800	6,466,603
Beiersdorf AG	30,400	2,483,979
Deutsche Post AG (Registered)	436,700	9,575,666
Hannover Rueckversicherung AG (Registered)	29,700	2,311,689
SAP AG	46,550	3,728,959
(Cost $28,791,257)		36,274,176
Hong Kong 5.6%
BOC Hong Kong (Holdings) Ltd.	3,385,000	10,619,703
Noble Group Ltd.	1,770,000	1,706,801
Orient Overseas International Ltd.	72,000	474,547
(Cost $11,615,469)		12,801,051
Italy 5.6%
Snam SpA	2,683,000	12,476,111
UniCredit SpA*	70,000	345,666
(Cost $13,536,752)		12,821,777
Japan 23.4%
Bridgestone Corp.	172,100	4,461,022
Canon, Inc. (a)	156,900	6,153,958
Central Japan Railway Co.	21,000	1,703,849
FANUC Corp.	53,700	9,986,258
Fast Retailing Co., Ltd.	28,300	7,187,449
Honda Motor Co., Ltd.	28,992	1,068,599
JGC Corp.	115,000	3,582,508
Marubeni Corp.	716,000	5,130,922
Mitsubishi Estate Co., Ltd.	217,000	5,187,669
Mitsui & Co., Ltd.	286,000	4,278,641
Nabtesco Corp. (a)	163,900	3,627,047
	Shares	Value ($)

Nissan Motor Co., Ltd.	87,000	825,756
Sumitomo Realty & Development Co., Ltd.	24,000	797,455
(Cost $47,989,289)		53,991,133
Netherlands 7.0%
ING Groep NV (CVA)*	836,857	8,002,606
Royal Dutch Shell PLC "B"	231,500	8,193,328
(Cost $14,348,348)		16,195,934
Norway 2.8%
DnB ASA (Cost $6,181,247)	509,000	6,488,185
Singapore 1.2%
United Overseas Bank Ltd.	159,000	2,604,170
Wilmar International Ltd.	100,000	276,381
(Cost $2,887,682)		2,880,551
Sweden 7.6%
Swedbank AB "A"	243,000	4,781,850
TeliaSonera AB	1,884,000	12,832,878
(Cost $17,073,122)		17,614,728
Switzerland 1.8%
Credit Suisse Group AG (Registered)*	19,400	486,772
Swiss Life Holding AG (Registered)*	3,700	493,816
Zurich Insurance Group AG*	12,000	3,208,700
(Cost $4,023,002)		4,189,288
United Kingdom 13.1%
Barclays PLC	256,000	1,105,506
Capita PLC	368,200	4,559,276
Centrica PLC	1,818,000	9,876,090
Inmarsat PLC	326,000	3,146,924
Old Mutual PLC	1,120,000	3,326,734
SABMiller PLC	49,300	2,320,456
Vodafone Group PLC	2,325,000	5,847,065
(Cost $27,797,169)		30,182,051
Total Common Stocks (Cost $203,831,826)		226,413,511

Securities Lending Collateral 5.4%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $12,398,074)	12,398,074	12,398,074

Cash Equivalents 0.1%
Central Cash Management Fund, 0.15% (b) (Cost $155,659)	155,659	155,659

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $216,385,559)†	103.7	238,967,244
Other Assets and Liabilities, Net	(3.7)	(8,588,928)
Net Assets	100.0	230,378,316

* Non-income producing security.

† The cost for federal income tax purposes was $217,729,633. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $21,237,611. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,033,003 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,795,392.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $11,886,500, which is 5.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)

REIT: Real Estate Investment Trust

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/15/2013	65	4,615,325	34,938

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)
Australia	$—	$12,610,892	$—	$12,610,892
Austria	—	607,535	—	607,535
Finland	—	5,923,740	—	5,923,740
France	—	13,832,470	—	13,832,470
Germany	—	36,274,176	—	36,274,176
Hong Kong	—	12,801,051	—	12,801,051
Italy	—	12,821,777	—	12,821,777
Japan	—	53,991,133	—	53,991,133
Netherlands	—	16,195,934	—	16,195,934
Norway	—	6,488,185	—	6,488,185
Singapore	—	2,880,551	—	2,880,551
Sweden	—	17,614,728	—	17,614,728
Switzerland	—	4,189,288	—	4,189,288
United Kingdom	—	30,182,051	—	30,182,051
Short-Term Investments (d)	12,553,733	—	—	12,553,733
Derivatives (e) Futures Contracts	34,938	—	—	34,938
Total	$12,588,671	$226,413,511	$—	$239,002,182

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $203,831,826) — including $11,886,500 of securities loaned	$226,413,511
Investment in Daily Assets Fund Institutional (cost $12,398,074)*	12,398,074
Investment in Central Cash Management Fund (cost $155,659)	155,659
Total investments, at value (cost $216,385,559)	238,967,244
Foreign currency, at value (cost $3,565,682)	3,478,967
Deposit with broker for futures contracts	227,500
Receivable for Fund shares sold	11,017
Dividends receivable	292,740
Interest receivable	4,085
Receivable for variation margin on futures contracts	117,326
Foreign taxes recoverable	205,132
Other assets	3,840
Total assets	243,307,851
Liabilities
Cash overdraft	86,774
Payable for Fund shares redeemed	187,269
Payable upon return of securities loaned	12,398,074
Accrued Trustees' fees	4,158
Accrued management fee	151,741
Other accrued expenses and payables	101,519
Total liabilities	12,929,535
Net assets, at value	$230,378,316
Net Assets Consist of
Undistributed net investment income	6,524,406
Net unrealized appreciation (depreciation) on: Investments	22,581,685
Futures	34,938
Foreign currency	(65,453)
Accumulated net realized gain (loss)	(149,876,089)
Paid-in capital	351,178,829
Net assets, at value	$230,378,316
Class A Net Asset Value, offering and redemption price per share ($230,097,968 ÷ 28,915,018 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.96
Class B Net Asset Value, offering and redemption price per share ($280,348 ÷ 35,208 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.96

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $607,054)	$8,296,755
Interest	552
Income distributions — Central Cash Management Fund	5,440
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	403,081
Total income	8,705,828
Expenses: Management fee	1,734,101
Administration fee	219,506
Services to shareholders	2,496
Custodian fee	45,646
Distribution service fee (Class B)	651
Professional fees	68,929
Reports to shareholders	38,966
Trustees' fees and expenses	10,847
Other	24,652
Total expenses	2,145,794
Net investment income (loss)	6,560,034
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(20,112,403)
Futures	1,540,750
Foreign currency	(110,930)
(18,682,583)
Change in net unrealized appreciation (depreciation) on: Investments	53,415,788
Futures	(139,437)
Foreign currency	105,412
53,381,763
Net gain (loss)	34,699,180
Net increase (decrease) in net assets resulting from operations	$41,259,214

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$6,560,034	$5,039,870
Net realized gain (loss)	(18,682,583)	19,998,084
Change in net unrealized appreciation (depreciation)	53,381,763	(67,950,795)
Net increase (decrease) in net assets resulting from operations	41,259,214	(42,912,841)
Distributions to shareholders from: Net investment income: Class A	(4,756,093)	(4,647,186)
Class B	(4,778)	(4,542)
Total distributions	(4,760,871)	(4,651,728)
Fund share transactions: Class A Proceeds from shares sold	8,058,394	8,968,575
Reinvestment of distributions	4,756,093	4,647,186
Payments for shares redeemed	(29,986,864)	(43,581,738)
Net increase (decrease) in net assets from Class A share transactions	(17,172,377)	(29,965,977)
Class B Proceeds from shares sold	38,387	17,120
Reinvestment of distributions	4,778	4,542
Payments for shares redeemed	(40,070)	(100,644)
Net increase (decrease) in net assets from Class B share transactions	3,095	(78,982)
Increase (decrease) in net assets	19,329,061	(77,609,528)
Net assets at beginning of period	211,049,255	288,658,783
Net assets at end of period (including undistributed net investment income of $6,524,406 and $4,638,574, respectively)	$230,378,316	$211,049,255
Other Information
Class A Shares outstanding at beginning of period	31,267,358	35,091,522
Shares sold	1,102,311	1,212,691
Shares issued to shareholders in reinvestment of distributions	650,628	539,116
Shares redeemed	(4,105,279)	(5,575,971)
Net increase (decrease) in Class A shares	(2,352,340)	(3,824,164)
Shares outstanding at end of period	28,915,018	31,267,358
Class B Shares outstanding at beginning of period	34,893	44,527
Shares sold	5,248	2,218
Shares issued to shareholders in reinvestment of distributions	652	526
Shares redeemed	(5,585)	(12,378)
Net increase (decrease) in Class B shares	315	(9,634)
Shares outstanding at end of period	35,208	34,893

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.74	$8.22	$8.26		$6.52	$15.01
Income (loss) from investment operations: Net investment income (loss)a	.22	.15	.13		.12	.29	c
Net realized and unrealized gain (loss)	1.16	(1.49)	(.00	)*	1.93	(6.46)
Total from investment operations	1.38	(1.34)	.13		2.05	(6.17)
Less distributions from: Net investment income	(.16)	(.14)	(.17)		(.31)	(.17)
Net realized gains	—	—	—		—	(2.15)
Total distributions	(.16)	(.14)	(.17)		(.31)	(2.32)
Net asset value, end of period	$7.96	$6.74	$8.22		$8.26	$6.52
Total Return (%)	20.65	(16.67)	1.62	b	33.52	(48.21	)b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	211	288		344	297
Ratio of expenses before expense reductions (%)	.98	1.00	.99		.94	1.01
Ratio of expenses after expense reductions (%)	.98	1.00	.99		.94	.97
Ratio of net investment income (loss) (%)	2.99	1.98	1.68		1.69	2.74	c
Portfolio turnover rate (%)	85	174	228		81	123
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets for the year ended December 31, 2008.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended December 31,
Class B	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.75	$8.22	$8.26		$6.52	$14.98
Income (loss) from investment operations: Net investment income (loss)a	.20	.13	.11		.10	.23	c
Net realized and unrealized gain (loss)	1.15	(1.48)	(.00	)*	1.94	(6.43)
Total from investment operations	1.35	(1.35)	.11		2.04	(6.20)
Less distributions from: Net investment income	(.14)	(.12)	(.15)		(.30)	(.11)
Net realized gains	—	—	—		—	(2.15)
Total distributions	(.14)	(.12)	(.15)		(.30)	(2.26)
Net asset value, end of period	$7.96	$6.75	$8.22		$8.26	$6.52
Total Return (%)	20.13	(16.77)	1.33	b	32.89	(48.25	)b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.28	.24	.36		.50	.40
Ratio of expenses before expense reductions (%)	1.26	1.28	1.26		1.22	1.33
Ratio of expenses after expense reductions (%)	1.26	1.28	1.26		1.22	1.28
Ratio of net investment income (loss) (%)	2.73	1.70	1.41		1.42	2.42	c
Portfolio turnover rate (%)	85	174	228		81	123
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets for the year ended December 31, 2008.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP (formerly DWS Growth & Income VIP), DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS International VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $149,313,000, including $124,587,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($25,765,000) and December 31, 2017 ($98,822,000), the respective expiration dates, whichever occurs first; and approximately $24,726,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($15,693,000) and long-term losses ($9,033,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$7,340,630
Capital loss carryforwards	$(149,313,000)
Net unrealized appreciation (depreciation) on investments	$21,237,611

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$4,760,871	$4,651,728

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,615,000 to $10,851,000.

Asset Derivative	Futures Contracts
Equity Contracts (a)	$34,938

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$1,540,750

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(139,437)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $179,983,322 and $189,174,664, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.79% of the Fund's average daily net assets.

Effective October 1, 2012 through September 30, 2013 the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.03%
Class B	1.28%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $219,506, of which $19,208 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2012
Class A	$692	$173
Class B	82	20
	$774	$193

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $651, of which $58 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,634, of which $4,957 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $43,544.

E. Ownership of the Fund

Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41% and 13%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Variable Series I and the Shareholders of DWS International VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International VIP (the "Fund") at December 31, 2012 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 14, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,145.30	$1,143.70
Expenses Paid per $1,000*	$5.07	$6.63
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,020.41	$1,018.95
Expenses Paid per $1,000*	$4.77	$6.24

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.94%	1.23%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS International VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team and investment process in April 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1int-2 (R-025823-2 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES I
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$180,555	$0	$0	$5,500
2011	$173,450	$0	$0	$23,208

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$5,500	$56,300	$0	$61,800
2011	$23,208	$0	$0	$23,208

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 20, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 20, 2013